SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

_____________________________________________

TERM SHEET

August 17, 2004

$1,456,500,000 (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

CLASSES A1, A2, A3, A4, M1, M2, M3, M4, M5, M6, M7, M8 & M9

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Originators

Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Disclaimer

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

Structure Summary

Asset Backed Securities Corp Home Equity Loan Trust 2004-HE7

Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
A1 (3)	793,300,000	Senior / FLT	AAA/AAA/Aaa	2.40	Nov-04	Apr-11
A2 (3)	200,000,000	Senior / FLT	AAA/AAA/Aaa	2.41	Nov-04	Apr-11
A3 (3)	169,900,000	Senior / FLT	AAA/AAA/Aaa	1.50	Nov-04	Aug-07
A4 (3)	55,550,000	Senior / FLT	AAA/AAA/Aaa	5.18	Aug-07	Apr-11
M1 (3)	90,000,000	Mezzanine / FLT	AA/AA/Aa2	4.67	Mar-08	Apr-11
M2 (3)	51,000,000	Mezzanine / FLT	A+/A+/A1	4.58	Feb-08	Apr-11
M3 (3)	21,000,000	Mezzanine / FLT	A/A/A2	4.54	Jan-08	Apr-11
M4 (3)	18,750,000	Mezzanine / FLT	A-/A/A3	4.54	Jan-08	Apr-11
M5 (3)	15,750,000	Mezzanine / FLT	BBB+/A-/Baa1	4.51	Dec-07	Apr-11
M6 (3)	15,000,000	Mezzanine / FLT	BBB/BBB+/Baa2	4.51	Dec-07	Apr-11
M7 (3)	11,250,000	Mezzanine / FLT	BBB/BBB/Baa3	4.51	Dec-07	Apr-11
M8 (3)	15,000,000	Mezzanine / FLT	BBB-/BBB-/NR	4.49	Nov-07	Apr-11
Total	1,456,500,000

Non-Offered Certificates

Class	Approx. Principal ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
M9 (3)	15,000,000	Mezzanine / FLT	BB+/BB+/NR	4.44	Nov 2007	Apr-11

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% optional clean-up call at the Pricing Speed.

(3)

The Certificates will accrue interest at a rate based on LIBOR plus a margin, subject to the related Available Funds Cap.  The margin on the Class A1, Class A2, Class A3 and Class A4 Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates will increase 1.5x after the first Distribution Date on which the optional clean-up call is exercisable.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Summary of Terms

Cut-off Date:	October 1, 2004
Expected Pricing:	On or about August [18], 2004
Mortgage Originator:	New Century Mortgage Corporation, WMC Mortgage Corp.
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	On or about October 7, 2004 (the “Closing Date")
Servicer:	Saxon Mortgage Services, Inc.
Trustee:	U.S. Bank National Association
Class A1 Certificate Insurer:	Financial Security Assurance Inc. (“FSA”)
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Manager:	[TBD]
Record Date:

With respect to any Distribution Date, for the Class A1, Class A2, Class A3, Class A4, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates, will be the business day immediately preceding the Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on November 26, 2004.
Interest Accrual:

Interest on the Class A1, Class A2, Class A3, Class A4, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

ERISA:	All of the Offered Certificates are expected to be ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	No Class of Offered Certificates is expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Servicing Fee:	The servicing fee of 0.50% per annum will be paid before current interest on all Certificates.
Trustee Fee:	The trustee fee is expected to be zero. All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.
Class A1 Certificate Guaranty Insurance Policy:

The Class A1 Certificates will have the benefit of the certificate guaranty insurance policy.  The insurance policy will, in general, guarantee accrued and unpaid interest on the Class A1 Certificate on each distribution date and the principal amount then owing on the Class A1 Certificate on the final distribution date.  The Class A1 Certificate Guaranty Insurance Policy will not provide credit enhancement for any class of certificates other than the Class A1 Certificate.

Optional Redemption:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans serviced by it.
Certificate Rating:

[It is a condition to the issuance of the Class A1, Class A2, Class A3 and Class A4 Certificates that they receive ratings of “AAA” from Standard & Poor’s (“S&P”), “AAA” from Fitch Ratings (“Fitch”) and “Aaa” from Moody’s Investors Service (“Moody’s”), that the Class M1 Certificates receive a rating of “AA” from S&P, “AA” from Fitch and “Aa2” from Moody's, that the Class M2 Certificates receive a rating of “A+” from S&P, “A+” from Fitch and “A1” from Moody’s, that the Class M3 Certificates receive a rating of “A” from S&P, “A” from Fitch and “A2” from Moody's, that the Class M4 Certificates receive a rating of “A-” from S&P, “A” from Fitch and “A3” from Moody's, that the Class M5 Certificates receive a rating of “BBB+” from S&P, “A-” from Fitch and “Baa1” from Moody's, that the Class M6 Certificates receive a rating of “BBB” from S&P, “BBB+” from Fitch and “Baa2” from Moody's, that the Class M7 Certificates receive a rating of "BBB" from S&P, "BBB" from Fitch and "Baa3" from Moody's, that the Class M8 Certificates receive a rating of "BBB-" from S&P and "BBB-" from Fitch and that the Class M9 Certificates receive a rating of "BB+" from S&P and "BB+" from Fitch.]

Registration:	Book-entry form through DTC and Euroclear.
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or will be in violation of any comparable state or federal law.   It is expected that all mortgage loans will have been originated in accordance with applicable state or federal law, and will not be considered “High Cost”, as defined in the applicable predatory and abusive lending laws.  CSFB conducts a sample review during due diligence to ensure adherence to these guidelines and the Seller and Originators will make representations and warranties to the Trust.

Pricing Speed:

Fixed Rate:

115% PPC: (100% PPC: 4% - 20% CPR over 12 months,

remaining at 20% CPR thereafter.)

ARM:

100% PPC: (100% PPC: 4% - 28% CPR over 12 months,

remaining at 28% CPR until month 24, remaining at 55% CPR from month 25 to 28, remaining at 35% CPR thereafter.)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Certificates:

Group I Certificates:   Class A1 Certificates

Group II Certificates:  Class A2, Class A3 and Class A4 Certificates

Class A Certificates:   Class A1, Class A2, Class A3 and Class A4 Certificates

Class M Certificates:  Class M1, Class M2, Class M3, Class M4, Class M5,

Class M6, Class M7, Class M8 and Class M9 Certificates.

Interest Distributions:

Interest collections (net of the Servicing Fee, Trustee Fee, Class A1 Certificate Insurer Fee and Cap Fees ) will generally be allocated in the following priority:

1.

Pari-Passu to the Class A1, Class A2, Class A3 and Class A4 Certificates current interest plus unpaid interest shortfalls, if any.

2.

To FSA, any reimbursement for amounts paid under the under the Class A1 Certificate Guaranty Insurance Policy, together with interest thereon at the rate set forth in the pooling and servicing agreement.

3.

To the Class M1 Certificates current interest.

4.

To the Class M2 Certificates current interest.

5.

To the Class M3 Certificates current interest.

6.

To the Class M4 Certificates current interest.

7.

To the Class M5 Certificates current interest.

8.

To the Class M6 Certificates current interest.

9.

To the Class M7 Certificates current interest.

10.

To the Class M8 Certificates current interest.

11.

To the Class M9 Certificates current interest.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

 Pay the Class A Certificates to zero. The Class A1 Certificates will be paid the Group I Percentage of the total principal remittance amount until such class principal balance has been reduced to zero.  The Class A2 Certificates will be paid its pro rata portion of the Group II Percentage of the total principal remittance amount until such class principal balance has been reduced to zero.  The Class A3 Certificates will be paid the pro rata portion of the Group II Percentage of the total principal remittance amount allocable to the Class A3 and Class A4 Certificates until its class principal balance has been reduced to zero and then the Class A4 Certificates will be paid its pro rata portion of the Group II Percentage until its class principal balance has been reduced to zero.  After the class principal balance of either group of Class A Certificates has been reduced to zero, any remaining amounts will be distributed to the other group, if outstanding.

2.

To FSA, any reimbursement for amounts paid under the Class A1 Certificate Guaranty Insurance Policy, to the extent not paid pursuant to “-Interest Distributions” above, together with interest thereon at the rate set forth in the pooling and servicing agreement.

3.

Pay the principal remittance amount to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

Pay the Class A Certificates to their target enhancement level (the “Class A Principal Distribution Amount”).  The Class A1 Certificates will be paid the Group I Percentage of the Class A Principal Distribution Amount until such class principal balance has been reduced to zero.  The Class A2 Certificates will be paid its pro rata portion of the Group II Percentage of the Class A Principal Distribution Amount until such class principal balance has been reduced to zero.  The Class A3 Certificates will be paid the pro rata portion of the Group II Percentage of the Class A Principal Distribution Amount allocable to the Class A3 and Class A4 Certificates until its class principal balance has been reduced to zero and then the Class A4 Certificates will be paid its pro rata portion of the Group II Percentage of the Class A Principal Distribution Amount until its class principal balance has been reduced to zero.

2.

To FSA, any reimbursement for amounts paid under the Class A1 Certificate Guaranty Insurance Policy, to the extent not paid pursuant to “-Interest Distributions” above, together with interest thereon at the rate set forth in the pooling and servicing agreement.

3.

Pay the Class M1 Certificates to their targeted enhancement level.

4.

Pay the Class M2 Certificates to their targeted enhancement level.

5.

Pay the Class M3 Certificates to their targeted enhancement level.

6.

Pay the Class M4 Certificates to their targeted enhancement level.

7.

Pay the Class M5 Certificates to their targeted enhancement level.

8.

Pay the Class M6 Certificates to their targeted enhancement level.

9.

Pay the Class M7 Certificates to their targeted enhancement level.

10.

Pay the Class M8 Certificates to their targeted enhancement level.

11.

Pay the Class M9 Certificates to their targeted enhancement level.

Group I Percentage:	The principal remittance amount for the Group I Collateral divided by the principal remittance amount for the total collateral.
Group II Percentage:	The principal remittance amount for the Group II Collateral divided by the principal remittance amount for the total collateral.
Overcollateralization Provisions:

Any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates in an amount equal to the principal portion of any realized losses on the mortgage loans.

2.

To the Certificates to build the Overcollateralization Amount to the target level.

3.

To FSA, any reimbursement amounts paid under the Class A1 Certificate Guaranty Insurance Policy, to the extent not otherwise paid pursuant to “-Principal Distributions” and “-Interest Distributions” above, together with interest thereon at the rate set forth in the pooling and servicing agreement to the extent not previously reimbursed.

4.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates, Class M8 Certificates and Class M9 Certificates, in that order.

5.

Reimbursement for prepayment interest shortfalls, first pari-passu to the Class A1, Class A2, Class A3 and Class A4 Certificates, then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates, Class M8 Certificates and Class M9 Certificates, in that order.

6.

Carry Forward Amount first pari-passu to the Class A1, Class A2, Class A3 and Class A4 Certificates, and then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates, Class M8 Certificates and the Class M9 Certificates, in that order, subject to weighted average pass through rates on the Certificates.

Group I Net WAC Rate	The Group I weighted average mortgage rate less the sum of the Servicing Fee rate.
Group II Net WAC Rate	The Group II weighted average mortgage rate less the sum of the Servicing Fee rate.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Available Funds Cap:

The Class A Certificates will generally be subject to their related Available Funds Cap equal to their related group Net WAC Rate less (expressed as a percentage of their groups respective outstanding collateral balance) the related Cap Fee rate, and with respect to the Group I Available Funds Cap, the Class A1 Certificate Insurer Fee rate

The Class M Certificates will generally be subject to their related Available Funds Cap equal to (a) the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates), of the Available Funds Cap for each of Group I and Group II less the related Cap Fee rate (expressed as a percentage of the aggregate principal balance of the Mortgage Loans less the current principal balance of the Class A Certificates).

Available Funds Cap Carry Forward:

If interest collections on a Distribution Date are insufficient to make required interest payments to a class of Certificates due to the related Available Funds Cap, amounts unpaid to such class of Certificates will be carried forward to the next Distribution Date (the “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable Certificate Rate.

Overcollateralization:

Overcollateralization will be fully-funded at [1.90%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [3.80%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in [November 2007] and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [38.00%].

Credit Enhancement:

Coupon Step-Ups:

On the Distribution Date after the earliest date on which the optional clean up call can be exercised, the margin on the Class A1, Class A2, Class A3 and Class A4 Certificates will double, the margin on the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 will increase by 1.5x.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Cap Contract:

The Trust will include Cap Contracts for the benefit of the Group I Certificates, Group II Certificates and Class M Certificates.  The notional balance, strike and ceiling rate of each Cap Contract for any Distribution Date will be based on the applicable amount specified in the charts on Pages 11 through 13.  In exchange for a monthly fee (“Cap Fee”), the counterparty will be obligated to make monthly payments to the Trust when one-month LIBOR is equal to, or exceeds the strike rate beginning with the Distribution Date in [December] 2004.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate.  The Group I Certificates terminate after the Distribution Date in [February 2008], the Group II Certificates Cap Contract will terminate after the Distribution Date in [April 2011] and the Class M Certificates Cap Contract will terminate after the Distribution Date in [January 2008].

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

Distribution Date	Percentage
November 2007 – October 2008	3.00% for the first month, plus an additional 1/12th of 1.75% for each month thereafter.
November 2008 – October 2009	4.75% for the first month, plus an additional 1/12th of 1.25% for each month thereafter.
November 2009 – October 2010	6.00% for the first month, plus an additional 1/12th of 0.75% for each month thereafter.
November 2010 and thereafter	6.75%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group I Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	NA	21	444,665,623	6.53	9.50
2	785,056,028	6.52	9.50	22	428,149,688	6.55	9.50
3	775,062,328	6.42	9.50	23	409,722,475	7.41	9.50
4	763,332,357	6.42	9.50	24	378,238,738	7.58	9.50
5	749,889,010	6.81	9.50	25	348,648,685	7.39	9.50
6	734,764,812	6.42	9.50	26	320,824,829	7.55	9.50
7	718,001,864	6.53	9.50	27	296,024,708	7.36	9.50
8	699,651,963	6.42	9.50	28	280,799,215	7.47	9.50
9	679,777,673	6.53	9.50	29	266,073,323	8.96	9.50
10	658,449,659	6.42	9.50	30	251,830,212	8.16	9.50
11	636,324,808	6.42	9.50	31	238,053,641	8.38	9.50
12	614,781,851	6.53	9.50	32	224,727,927	8.17	9.50
13	593,805,441	6.42	9.50	33	211,838,545	8.39	9.50
14	573,380,651	6.53	9.50	34	199,370,200	8.29	9.50
15	553,492,945	6.42	9.50	35	187,307,786	8.97	9.50
16	534,128,173	6.42	9.50	36	175,638,822	9.24	9.50
17	515,272,559	6.82	9.50	37	164,350,000	8.95	9.50
18	496,912,689	6.42	9.50	38	164,350,000	9.24	9.50
19	479,035,506	6.53	9.50	39	164,350,000	8.94	9.50
20	461,628,296	6.42	9.50	40	164,350,000	9.05	9.50

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group II Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	NA	40	89,833,252	9.04	10.00
2	420,708,201	6.59	10.00	41	89,833,252	10.00	10.00
3	415,033,702	6.50	10.00	42	89,833,252	9.53	10.00
4	408,435,565	6.50	10.00	43	89,833,252	9.82	10.00
5	400,927,979	6.86	10.00	44	89,833,252	9.51	10.00
6	392,530,098	6.50	10.00	45	89,833,252	9.79	10.00
7	383,266,285	6.60	10.00	46	89,053,064	9.59	10.00
8	373,166,015	6.50	10.00	47	86,351,556	10.00	10.00
9	362,263,810	6.60	10.00	48	83,735,540	10.00	10.00
10	350,600,332	6.51	10.00	49	81,202,214	10.00	10.00
11	338,925,112	6.51	10.00	50	78,748,873	10.00	10.00
12	327,554,308	6.61	10.00	51	76,372,899	9.98	10.00
13	316,479,951	6.51	10.00	52	74,071,765	9.99	10.00
14	305,694,285	6.61	10.00	53	71,843,029	10.00	10.00
15	295,189,756	6.51	10.00	54	69,684,328	10.00	10.00
16	284,959,009	6.52	10.00	55	67,593,382	10.00	10.00
17	274,994,883	6.88	10.00	56	65,567,983	10.00	10.00
18	265,290,404	6.52	10.00	57	63,606,002	10.00	10.00
19	255,838,782	6.62	10.00	58	61,705,343	10.00	10.00
20	246,633,404	6.52	10.00	59	59,862,597	10.00	10.00
21	237,667,833	6.62	10.00	60	58,073,427	10.00	10.00
22	228,922,765	6.72	10.00	61	56,340,182	10.00	10.00
23	214,886,710	7.54	10.00	62	54,661,047	10.00	10.00
24	198,814,349	7.71	10.00	63	53,034,266	10.00	10.00
25	183,689,405	7.54	10.00	64	51,458,145	10.00	10.00
26	169,460,326	7.70	10.00	65	49,931,043	10.00	10.00
27	159,330,896	7.53	10.00	66	48,451,377	9.97	10.00
28	151,313,213	7.68	10.00	67	47,017,615	10.00	10.00
29	143,554,528	8.95	10.00	68	45,628,276	9.94	10.00
30	136,046,218	8.22	10.00	69	44,281,928	10.00	10.00
31	128,780,215	8.43	10.00	70	42,977,187	9.91	10.00
32	121,748,197	8.21	10.00	71	41,712,717	9.90	10.00
33	114,942,395	8.42	10.00	72	40,487,223	10.00	10.00
34	108,355,301	8.40	10.00	73	39,299,454	9.86	10.00
35	101,979,076	8.91	10.00	74	38,148,203	10.00	10.00
36	95,807,305	9.18	10.00	75	37,032,299	9.83	10.00
37	89,833,252	8.91	10.00	76	35,950,613	9.82	10.00
38	89,833,252	9.16	10.00	77	34,902,051	10.00	10.00
39	89,833,252	8.89	10.00	78	33,885,557	9.79	10.00

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Class M Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	NA	21	252,750,000	6.52	9.00
2	252,750,000	6.50	9.00	22	252,750,000	6.54	9.00
3	252,750,000	6.38	9.00	23	252,750,000	7.40	9.00
4	252,750,000	6.38	9.00	24	252,750,000	7.58	9.00
5	252,750,000	6.82	9.00	25	252,750,000	7.38	9.00
6	252,750,000	6.38	9.00	26	252,750,000	7.56	9.00
7	252,750,000	6.51	9.00	27	252,750,000	7.36	9.00
8	252,750,000	6.38	9.00	28	252,750,000	7.48	9.00
9	252,750,000	6.51	9.00	29	252,750,000	8.95	9.00
10	252,750,000	6.39	9.00	30	252,750,000	8.12	9.00
11	252,750,000	6.39	9.00	31	252,750,000	8.35	9.00
12	252,750,000	6.51	9.00	32	252,750,000	8.12	9.00
13	252,750,000	6.39	9.00	33	252,750,000	8.36	9.00
14	252,750,000	6.51	9.00	34	252,750,000	8.27	9.00
15	252,750,000	6.39	9.00	35	252,750,000	8.89	9.00
16	252,750,000	6.39	9.00	36	252,750,000	9.00	9.00
17	252,750,000	6.84	9.00	37	252,750,000	8.88	9.00
18	252,750,000	6.39	9.00	38	244,834,016	9.00	9.00
19	252,750,000	6.52	9.00	39	229,283,957	8.86	9.00
20	252,750,000	6.40	9.00

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Bond Sensitivity Tables

To Call

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	18.42	4.75	2.95	2.40	1.48	1.30	1.18
Mod Durn	14.82	4.39	2.81	2.31	1.45	1.28	1.17
Principal Window	1 - 339	1 - 161	1 - 98	1 - 78	1 - 51	1 - 30	1 - 27

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	18.09	4.84	2.98	2.41	1.48	1.29	1.17
Mod Durn	14.56	4.45	2.84	2.32	1.45	1.27	1.16
Principal Window	1 - 339	1 - 161	1 - 98	1 - 78	1 - 51	1 - 31	1 - 27

Class A3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	15.17	2.84	1.80	1.50	1.14	1.01	0.90
Mod Durn	12.64	2.73	1.76	1.47	1.12	1.00	0.89
Principal Window	1 - 294	1 - 84	1 - 50	1 - 34	1 - 24	1 - 22	1 - 20

Class A4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	27.01	10.95	6.59	5.18	2.52	2.15	1.99
Mod Durn	19.98	9.63	6.10	4.87	2.45	2.10	1.95
Principal Window	294 - 339	84 - 161	50 - 98	34 - 78	24 - 51	22 - 31	20 - 27

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.78	8.91	5.44	4.67	4.30	3.40	3.08
Mod Durn	19.07	7.92	5.07	4.41	4.09	3.27	2.97
Principal Window	257 - 339	52 - 161	38 - 98	41 - 78	51 - 51	31 - 42	27 - 37

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Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.78	8.91	5.42	4.58	4.21	3.55	3.10
Mod Durn	18.06	7.74	4.97	4.27	3.97	3.37	2.97
Principal Window	257 - 339	52 - 161	38 - 98	40 - 78	47 - 51	41 - 42	35 - 37

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.78	8.91	5.42	4.54	3.95	3.44	2.94
Mod Durn	17.85	7.70	4.96	4.22	3.73	3.26	2.82
Principal Window	257 - 339	52 - 161	38 - 98	39 - 78	44 - 51	39 - 42	33 - 37

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.78	8.91	5.41	4.54	3.83	3.32	2.85
Mod Durn	17.54	7.64	4.92	4.20	3.60	3.15	2.72
Principal Window	257 - 339	52 - 161	37 - 98	39 - 78	43 - 51	37 - 42	32 - 37

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.78	8.91	5.41	4.51	3.75	3.22	2.78
Mod Durn	16.64	7.46	4.85	4.13	3.49	3.03	2.64
Principal Window	257 - 339	52 - 161	37 - 98	38 - 78	42 - 51	36 - 42	31 - 37

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.78	8.91	5.41	4.51	3.67	3.15	2.74
Mod Durn	16.45	7.42	4.83	4.11	3.42	2.96	2.59
Principal Window	257 - 339	52 - 161	37 - 98	38 - 78	40 - 51	35 - 42	30 - 37

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.78	8.91	5.41	4.51	3.62	3.11	2.69
Mod Durn	14.09	6.92	4.61	3.95	3.27	2.84	2.49
Principal Window	257 - 339	52 - 161	37 - 98	38 - 78	40 - 51	34 - 42	30 - 37

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Class M8

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.78	8.91	5.41	4.49	3.58	3.05	2.66
Mod Durn	13.40	6.71	4.50	3.85	3.18	2.75	2.42
Principal Window	257 - 339	52 - 161	37 - 98	37 - 78	39 - 51	34 - 42	29 - 37

Class M9

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.75	8.82	5.34	4.44	3.50	2.98	2.61
Mod Durn	11.77	6.11	4.12	3.55	2.94	2.53	2.23
Principal Window	257 - 339	52 - 161	37 - 98	37 - 78	38 - 51	33 - 42	29 - 37

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Bond Sensitivity Tables

To Maturity

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	18.49	5.08	3.19	2.59	1.49	1.30	1.18
Mod Durn	14.86	4.62	3.01	2.48	1.47	1.28	1.17
Principal Window	1 - 357	1 - 304	1 - 224	1 - 179	1 - 123	1 - 30	1 - 27

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	18.14	5.18	3.26	2.62	1.54	1.29	1.17
Mod Durn	14.58	4.70	3.06	2.49	1.51	1.27	1.16
Principal Window	1 - 356	1 - 309	1 - 227	1 - 178	1 - 133	1 - 31	1 - 27

Class A3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	15.17	2.84	1.80	1.50	1.14	1.01	0.90
Mod Durn	12.64	2.73	1.76	1.47	1.12	1.00	0.89
Principal Window	1 - 294	1 - 84	1 - 50	1 - 34	1 - 24	1 - 22	1 - 20

Class A4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	27.20	12.36	7.72	6.04	2.78	2.15	1.99
Mod Durn	20.08	10.59	6.98	5.57	2.67	2.10	1.95
Principal Window	294 - 356	84 - 309	50 - 227	34 - 178	24 - 133	22 - 31	20 - 27

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.93	9.73	6.05	5.14	6.24	5.32	4.68
Mod Durn	19.15	8.47	5.54	4.79	5.78	4.97	4.41
Principal Window	257 - 356	52 - 273	38 - 184	41 - 147	55 - 114	31 - 112	27 - 96

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Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.93	9.67	5.99	5.01	4.58	4.05	3.40
Mod Durn	18.13	8.22	5.40	4.61	4.28	3.82	3.23
Principal Window	257 - 354	52 - 255	38 - 171	40 - 133	47 - 93	41 - 78	35 - 66

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.92	9.62	5.94	4.94	4.25	3.69	3.14
Mod Durn	17.91	8.14	5.34	4.54	3.98	3.48	2.99
Principal Window	257 - 353	52 - 239	38 - 156	39 - 122	44 - 85	39 - 70	33 - 60

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.92	9.57	5.89	4.90	4.10	3.55	3.03
Mod Durn	17.60	8.05	5.28	4.49	3.83	3.35	2.88
Principal Window	257 - 352	52 - 230	37 - 149	39 - 117	43 - 80	37 - 67	32 - 57

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.91	9.50	5.84	4.84	3.99	3.42	2.94
Mod Durn	16.69	7.81	5.15	4.38	3.70	3.21	2.78
Principal Window	257 - 351	52 - 220	37 - 141	38 - 111	42 - 76	36 - 63	31 - 54

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.90	9.42	5.78	4.79	3.89	3.33	2.87
Mod Durn	16.50	7.72	5.09	4.33	3.60	3.12	2.71
Principal Window	257 - 350	52 - 209	37 - 133	38 - 105	40 - 71	35 - 59	30 - 50

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.88	9.32	5.70	4.74	3.79	3.25	2.80
Mod Durn	14.12	7.12	4.80	4.11	3.40	2.96	2.58
Principal Window	257 - 348	52 - 197	37 - 125	38 - 98	40 - 66	34 - 55	30 - 47

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Class M8

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.85	9.17	5.59	4.63	3.68	3.14	2.72
Mod Durn	13.41	6.83	4.60	3.94	3.26	2.82	2.47
Principal Window	257 - 346	52 - 186	37 - 117	37 - 92	39 - 62	34 - 51	29 - 44

Class M9

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	25.76	8.86	5.36	4.45	3.51	2.99	2.62
Mod Durn	11.77	6.12	4.12	3.56	2.95	2.54	2.23
Principal Window	257 - 342	52 - 171	37 - 104	37 - 83	38 - 55	33 - 45	29 - 39

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Excess Spread (1) (2)

Period	Date	Static LIBOR (%)	Forward LIBOR (%)	Period	Date	Static LIBOR (%)	Forward LIBOR (%)
1	25-Nov-04	2.82	2.82	40	25-Feb-08	4.49	3.23
2	25-Dec-04	4.23	4.12	41	25-Mar-08	4.69	3.71
3	25-Jan-05	4.15	3.91	42	25-Apr-08	4.53	3.32
4	25-Feb-05	4.15	3.69	43	25-May-08	4.62	3.44
5	25-Mar-05	4.38	3.95	44	25-Jun-08	4.54	3.21
6	25-Apr-05	4.15	3.61	45	25-Jul-08	4.62	3.35
7	25-May-05	4.22	3.54	46	25-Aug-08	4.54	3.14
8	25-Jun-05	4.14	3.35	47	25-Sep-08	4.54	3.27
9	25-Jul-05	4.22	3.36	48	25-Oct-08	4.62	3.40
10	25-Aug-05	4.14	3.09	49	25-Nov-08	4.54	3.17
11	25-Sep-05	4.13	3.06	50	25-Dec-08	4.62	3.31
12	25-Oct-05	4.20	3.07	51	25-Jan-09	4.54	3.08
13	25-Nov-05	4.12	2.86	52	25-Feb-09	4.54	3.05
14	25-Dec-05	4.20	2.88	53	25-Mar-09	4.78	3.67
15	25-Jan-06	4.11	2.67	54	25-Apr-09	4.53	3.06
16	25-Feb-06	4.11	2.57	55	25-May-09	4.61	3.20
17	25-Mar-06	4.34	2.85	56	25-Jun-09	4.53	2.98
18	25-Apr-06	4.10	2.39	57	25-Jul-09	4.61	3.12
19	25-May-06	4.17	2.42	58	25-Aug-09	4.54	2.93
20	25-Jun-06	4.09	2.20	59	25-Sep-09	4.55	3.05
21	25-Jul-06	4.16	2.25	60	25-Oct-09	4.63	3.20
22	25-Aug-06	4.17	2.18	61	25-Nov-09	4.55	2.97
23	25-Sep-06	4.57	3.16	62	25-Dec-09	4.63	3.12
24	25-Oct-06	4.63	3.22	63	25-Jan-10	4.55	2.89
25	25-Nov-06	4.53	2.99	64	25-Feb-10	4.54	2.86
26	25-Dec-06	4.60	3.04	65	25-Mar-10	4.79	3.48
27	25-Jan-07	4.50	2.81	66	25-Apr-10	4.54	2.87
28	25-Feb-07	4.49	2.86	67	25-May-10	4.62	3.02
29	25-Mar-07	4.72	3.89	68	25-Jun-10	4.54	2.80
30	25-Apr-07	4.47	3.34	69	25-Jul-10	4.62	2.94
31	25-May-07	4.54	3.42	70	25-Aug-10	4.54	2.75
32	25-Jun-07	4.45	3.19	71	25-Sep-10	4.55	2.82
33	25-Jul-07	4.52	3.28	72	25-Oct-10	4.63	2.98
34	25-Aug-07	4.45	3.10	73	25-Nov-10	4.56	2.77
35	25-Sep-07	4.44	3.45	74	25-Dec-10	4.65	2.94
36	25-Oct-07	4.51	3.54	75	25-Jan-11	4.57	2.74
37	25-Nov-07	4.41	3.31	76	25-Feb-11	4.58	2.72
38	25-Dec-07	4.49	3.39	77	25-Mar-11	4.82	3.34
39	25-Jan-08	4.45	3.21	78	25-Apr-11	4.59	2.73

(1)

Assumes the pricing speed.

(2)

Calculated as (a) interest collections on the collateral (net of the Servicing Fee, Master Servicing Fee, Trustee Fee, Class A1 Certificate Insurer Fee and Cap Fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

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Group I Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Nov-04	NA	40	25-Feb-08	9.50
2	25-Dec-04	9.50	41	25-Mar-08	10.40
3	25-Jan-05	9.50	42	25-Apr-08	9.72
4	25-Feb-05	9.50	43	25-May-08	10.02
5	25-Mar-05	9.50	44	25-Jun-08	9.70
6	25-Apr-05	9.50	45	25-Jul-08	10.00
7	25-May-05	9.50	46	25-Aug-08	9.75
8	25-Jun-05	9.50	47	25-Sep-08	10.33
9	25-Jul-05	9.50	48	25-Oct-08	10.65
10	25-Aug-05	9.50	49	25-Nov-08	10.29
11	25-Sep-05	9.50	50	25-Dec-08	10.63
12	25-Oct-05	9.50	51	25-Jan-09	10.26
13	25-Nov-05	9.50	52	25-Feb-09	10.26
14	25-Dec-05	9.50	53	25-Mar-09	11.34
15	25-Jan-06	9.50	54	25-Apr-09	10.22
16	25-Feb-06	9.50	55	25-May-09	10.54
17	25-Mar-06	9.50	56	25-Jun-09	10.19
18	25-Apr-06	9.50	57	25-Jul-09	10.51
19	25-May-06	9.50	58	25-Aug-09	10.16
20	25-Jun-06	9.51	59	25-Sep-09	10.17
21	25-Jul-06	9.50	60	25-Oct-09	10.49
22	25-Aug-06	9.50	61	25-Nov-09	10.13
23	25-Sep-06	9.51	62	25-Dec-09	10.45
24	25-Oct-06	9.50	63	25-Jan-10	10.09
25	25-Nov-06	9.50	64	25-Feb-10	10.07
26	25-Dec-06	9.50	65	25-Mar-10	11.13
27	25-Jan-07	9.50	66	25-Apr-10	10.03
28	25-Feb-07	9.50	67	25-May-10	10.34
29	25-Mar-07	9.50	68	25-Jun-10	9.99
30	25-Apr-07	9.50	69	25-Jul-10	10.30
31	25-May-07	9.50	70	25-Aug-10	9.94
32	25-Jun-07	9.50	71	25-Sep-10	9.93
33	25-Jul-07	9.50	72	25-Oct-10	10.24
34	25-Aug-07	9.50	73	25-Nov-10	9.89
35	25-Sep-07	9.50	74	25-Dec-10	10.19
36	25-Oct-07	9.50	75	25-Jan-11	9.84
37	25-Nov-07	9.50	76	25-Feb-11	9.82
38	25-Dec-07	9.50	77	25-Mar-11	10.85
39	25-Jan-08	9.50	78	25-Apr-11	9.78

(1)

Assumes 1 month, 3 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month, 3 month and 6 month LIBOR equal 20%.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group II Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Nov-04	NA	40	25-Feb-08	10.01
2	25-Dec-04	10.00	41	25-Mar-08	10.18
3	25-Jan-05	10.00	42	25-Apr-08	10.00
4	25-Feb-05	10.00	43	25-May-08	10.00
5	25-Mar-05	10.00	44	25-Jun-08	10.00
6	25-Apr-05	10.00	45	25-Jul-08	10.00
7	25-May-05	10.00	46	25-Aug-08	10.00
8	25-Jun-05	10.00	47	25-Sep-08	10.03
9	25-Jul-05	10.00	48	25-Oct-08	10.36
10	25-Aug-05	10.00	49	25-Nov-08	10.01
11	25-Sep-05	10.00	50	25-Dec-08	10.33
12	25-Oct-05	10.00	51	25-Jan-09	10.00
13	25-Nov-05	10.00	52	25-Feb-09	10.00
14	25-Dec-05	10.00	53	25-Mar-09	11.13
15	25-Jan-06	10.00	54	25-Apr-09	10.05
16	25-Feb-06	10.00	55	25-May-09	10.37
17	25-Mar-06	10.00	56	25-Jun-09	10.02
18	25-Apr-06	10.00	57	25-Jul-09	10.34
19	25-May-06	10.00	58	25-Aug-09	10.08
20	25-Jun-06	10.00	59	25-Sep-09	10.07
21	25-Jul-06	10.00	60	25-Oct-09	10.39
22	25-Aug-06	10.00	61	25-Nov-09	10.03
23	25-Sep-06	10.00	62	25-Dec-09	10.35
24	25-Oct-06	10.00	63	25-Jan-10	10.00
25	25-Nov-06	10.00	64	25-Feb-10	10.00
26	25-Dec-06	10.00	65	25-Mar-10	11.05
27	25-Jan-07	10.01	66	25-Apr-10	10.00
28	25-Feb-07	10.00	67	25-May-10	10.28
29	25-Mar-07	10.00	68	25-Jun-10	10.00
30	25-Apr-07	10.00	69	25-Jul-10	10.25
31	25-May-07	10.00	70	25-Aug-10	10.00
32	25-Jun-07	10.00	71	25-Sep-10	10.00
33	25-Jul-07	10.00	72	25-Oct-10	10.21
34	25-Aug-07	10.00	73	25-Nov-10	10.01
35	25-Sep-07	10.00	74	25-Dec-10	10.17
36	25-Oct-07	10.00	75	25-Jan-11	10.00
37	25-Nov-07	10.00	76	25-Feb-11	10.00
38	25-Dec-07	10.00	77	25-Mar-11	10.85
39	25-Jan-08	10.00	78	25-Apr-11	10.00

(1)

Assumes 1 month, 3 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month, 3 month and 6 month LIBOR equal 20%.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Class M Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Nov-04	NA	40	25-Feb-08	9.03
2	25-Dec-04	9.00	41	25-Mar-08	10.32
3	25-Jan-05	9.00	42	25-Apr-08	9.65
4	25-Feb-05	9.00	43	25-May-08	9.95
5	25-Mar-05	9.00	44	25-Jun-08	9.63
6	25-Apr-05	9.00	45	25-Jul-08	9.93
7	25-May-05	9.00	46	25-Aug-08	9.69
8	25-Jun-05	9.00	47	25-Sep-08	10.22
9	25-Jul-05	9.00	48	25-Oct-08	10.55
10	25-Aug-05	9.00	49	25-Nov-08	10.19
11	25-Sep-05	9.00	50	25-Dec-08	10.52
12	25-Oct-05	9.00	51	25-Jan-09	10.16
13	25-Nov-05	9.00	52	25-Feb-09	10.16
14	25-Dec-05	9.00	53	25-Mar-09	11.26
15	25-Jan-06	9.00	54	25-Apr-09	10.16
16	25-Feb-06	9.00	55	25-May-09	10.48
17	25-Mar-06	9.00	56	25-Jun-09	10.13
18	25-Apr-06	9.00	57	25-Jul-09	10.45
19	25-May-06	9.00	58	25-Aug-09	10.13
20	25-Jun-06	9.00	59	25-Sep-09	10.14
21	25-Jul-06	9.00	60	25-Oct-09	10.45
22	25-Aug-06	9.00	61	25-Nov-09	10.10
23	25-Sep-06	9.00	62	25-Dec-09	10.41
24	25-Oct-06	9.00	63	25-Jan-10	10.06
25	25-Nov-06	9.00	64	25-Feb-10	10.04
26	25-Dec-06	9.00	65	25-Mar-10	11.10
27	25-Jan-07	9.00	66	25-Apr-10	10.01
28	25-Feb-07	9.00	67	25-May-10	10.32
29	25-Mar-07	9.00	68	25-Jun-10	9.97
30	25-Apr-07	9.00	69	25-Jul-10	10.28
31	25-May-07	9.00	70	25-Aug-10	9.93
32	25-Jun-07	9.00	71	25-Sep-10	9.92
33	25-Jul-07	9.00	72	25-Oct-10	10.23
34	25-Aug-07	9.00	73	25-Nov-10	9.88
35	25-Sep-07	9.00	74	25-Dec-10	10.19
36	25-Oct-07	9.18	75	25-Jan-11	9.84
37	25-Nov-07	9.00	76	25-Feb-11	9.82
38	25-Dec-07	9.17	77	25-Mar-11	10.85
39	25-Jan-08	9.00	78	25-Apr-11	9.78

(1)

Assumes 1 month, 3 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month, 3 month and 6 month LIBOR equal 20%.

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, where the referenced Class first incurs a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include:

(1) prepayment speed is 115% PPC for Fixed Rate Mortgages and

              100% PPC for Adjustable Rate Mortgages,

(2) 40% loss severity,

(3) 12 month lag from default to loss, and

(4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break (%)	Cum Loss	CDR Break (%)	Cum Loss
Class M1	23.2	18.52%	19.9	16.71%
Class M2	18.0	15.55%	14.9	13.56%
Class M3	16.0	14.28%	13.0	12.22%
Class M4	14.4	13.20%	11.4	11.02%
Class M5	13.0	12.20%	10.0	9.92%
Class M6	11.7	11.24%	8.8	8.93%
Class M7	10.6	10.38%	8.0	8.24%
Class M8	9.4	9.41%	6.9	7.26%
Class M9	8.5	8.66%	6.2	6.62%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

MORTGAGE LOANS

The Mortgage Loans primarily consist of first lien 2/28 and 3/27 adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans, and interest-only loans.  The 2/28 and 3/27 adjustable rate loans are primarily subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through August 2004.  The final pool will be approximately $1,500,000,000 (+/-10%).

ABSC 2004-HE7

Characteristics	Total Collateral	Total ARM Summary	Total Fixed Summary	TotalWMC Collateral	Total New Century Collateral	Group I (Conforming Summary)	Group II (Non-Conforming Summary)

Current Balance	$1,663,193,646	$1,203,096,083	$460,097,563	$584,371,652	$1,078,821,994	$1,082,562,912	$580,630,734
Number of Loans	8,904	5,653	3,251	2,763	6,141	6,558	2,346
Average Current Balance	$186,792	$212,824	$141,525	$211,499	$175,675	$165,075	$247,498
Interest Only Loans	16.68%	23.06%	0.00%	16.52%	16.77%	13.49%	22.64%
Fixed Rate Loans	27.66%	0.00%	100.00%	24.90%	29.16%	26.62%	29.62%
Adjustable Rate Loans	72.34%	100.00%	0.00%	75.10%	70.84%	73.38%	70.38%
W.A. Coupon	7.120%	7.023%	7.371%	6.993%	7.188%	7.113%	7.131%
W.A. Margin	5.720%	5.720%	N/A	6.042%	5.535%	5.690%	5.778%
W.A. Original LTV	80.97%	81.71%	79.04%	82.24%	80.29%	79.83%	83.10%
W.A. Original Term	351	360	327	345	354	355	343
W.A. Remaining Term	348	358	324	342	352	353	341
W.A. FICO	628	622	644	644	620	621	641
Owner Occupied	94.02%	93.79%	94.64%	93.83%	94.13%	93.04%	95.86%
First Lien Percentage	95.99%	100.00%	85.51%	92.36%	97.95%	100.00%	88.51%
Second Lien Percentage	4.01%	0.00%	14.49%	7.64%	2.05%	0.00%	11.49%
Top 5 States	CA(46.00%) NY(6.31%) FL(5.31%) NJ(4.10%) TX(3.64%)	CA(46.71%) NY(5.16%) FL(5.15%) NJ(4.20%) IL(3.60%)	CA(44.14%) NY(9.31%) TX(6.72%) FL(5.71%) NJ(3.84%)	CA(60.47%) NY(5.54%) FL(3.36%) VA(3.04%) MD(2.56%)	CA(38.16%) NY(6.73%) FL(6.36%) NJ(5.23%) TX(4.24%)	CA(35.71%) FL(6.60%) NY(6.31%) TX(5.00%) NJ(4.83%)	CA(65.18%) NY(6.31%) FL(2.90%) VA(2.77%) NJ(2.75%)
Conforming by Balance	70.96%	68.60%	77.12%	56.96%	78.54%	100.00%	16.81%
Non-Conforming by Balance	29.04%	31.40%	22.88%	43.04%	21.46%	0.00%	83.19%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Five sets of tables follow.

The first set of tables is the Total Pool Collateral.

The second set of tables is the New Century Collateral.

The third set of tables is the WMC Collateral.

The fourth set of tables is the Group I Pool which consist of Conforming Collateral that conforms with Fannie Mae or Freddie Mac Guidelines.

The fifth set of tables is the Group II Pool which consists of collateral that may or may not conform to Fannie Mae or Freddie Mac Guidelines.

ABSC SERIES 2004-HE7
TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	107	$2,233,828.00	0.13%	638	99.42%	11.112%	98.07%
25,001 - 50,000	477	18,705,968.00	1.12	644	92.85	10.119	93.68
50,001 - 75,000	1,046	65,625,772.00	3.95	610	84.19	8.820	91.58
75,001 - 100,000	1,117	98,207,507.50	5.90	614	81.77	7.981	91.88
100,001 - 125,000	914	102,954,151.80	6.19	614	80.39	7.564	94.59
125,001 - 150,000	845	116,314,670.00	6.99	617	79.91	7.474	94.19
150,001 - 175,000	650	105,642,861.00	6.35	614	80.04	7.255	92.43
175,001 - 200,000	592	111,268,827.00	6.69	619	79.75	7.297	93.46
200,001 - 250,000	872	195,836,094.00	11.77	627	79.61	6.969	94.39
250,001 - 300,000	745	204,177,756.00	12.27	628	80.68	6.802	94.70
300,001 - 400,000	886	306,941,834.00	18.45	635	81.83	6.767	95.05
400,001 - 500,000	369	166,033,359.00	9.98	640	82.56	6.740	91.79
500,001 - 600,000	187	103,869,151.00	6.24	645	79.18	6.472	97.34
600,001 - 700,000	68	43,845,192.00	2.64	655	79.48	6.455	95.45
700,001 or Greater	29	21,829,750.00	1.31	676	77.29	6.194	92.29
Total:	8,904	$1,663,486,721.30	100.00%	628	80.97%	7.120%	94.02%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	107	$2,232,379.69	0.13%	638	99.42%	11.112%	98.07%
25,001 - 50,000	477	18,699,748.40	1.12	644	92.85	10.119	93.68
50,001 - 75,000	1,047	65,676,921.49	3.95	610	84.19	8.818	91.47
75,001 - 100,000	1,116	98,112,975.09	5.90	614	81.78	7.982	91.95
100,001 - 125,000	915	103,065,682.67	6.20	614	80.39	7.562	94.60
125,001 - 150,000	844	116,173,385.21	6.98	617	79.91	7.475	94.18
150,001 - 175,000	650	105,625,630.82	6.35	614	80.04	7.255	92.43
175,001 - 200,000	592	111,255,777.80	6.69	619	79.75	7.297	93.46
200,001 - 250,000	872	195,789,714.28	11.77	627	79.61	6.969	94.39
250,001 - 300,000	745	204,151,727.89	12.27	628	80.68	6.802	94.70
300,001 - 400,000	886	306,892,261.67	18.45	635	81.83	6.767	95.05
400,001 - 500,000	369	166,014,572.01	9.98	640	82.56	6.740	91.79
500,001 - 600,000	187	103,846,725.74	6.24	645	79.18	6.472	97.34
600,001 - 700,000	68	43,834,953.56	2.64	655	79.48	6.455	95.45
700,001 or Greater	29	21,821,189.44	1.31	676	77.29	6.194	92.29
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	21	$2,887,761.16	0.17%	500	71.11%	8.840%	92.12%
501 - 525	531	75,381,713.06	4.53	513	73.76	8.593	97.60
526 - 550	619	95,754,233.72	5.76	538	76.74	8.168	96.44
551 - 575	766	133,382,096.18	8.02	562	78.16	7.490	97.50
576 - 600	1,055	178,694,237.90	10.74	589	80.72	7.202	97.64
601 - 625	1,477	285,702,360.17	17.18	613	81.99	6.982	95.33
626 - 650	1,644	335,826,878.04	20.19	638	82.57	6.873	94.44
651 - 675	1,266	245,475,856.25	14.76	662	82.60	6.951	92.19
676 - 700	710	137,774,410.72	8.28	687	81.91	6.815	93.19
701 - 725	383	79,140,580.25	4.76	713	81.11	6.764	88.97
726 - 750	223	47,029,142.93	2.83	737	82.54	6.725	80.61
751 - 775	151	34,494,208.82	2.07	761	81.35	6.418	81.75
776 - 800	52	10,595,921.46	0.64	785	75.11	6.804	85.38
801 - 825	6	1,054,245.10	0.06	805	85.96	6.401	85.53
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

Weighted Average:   628

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120	9	$648,314.88	0.04%	608	81.60%	7.218%	100.00%
121 - 180	906	68,783,731.79	4.14	653	88.60	9.255	96.59
181 - 240	339	21,285,225.50	1.28	636	85.52	8.680	97.65
241 - 300	5	432,476.02	0.03	615	85.00	7.169	100.00
301 - 360	7,645	1,572,043,897.57	94.52	627	80.58	7.005	93.86
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

Weighted Average: 351

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	915	$69,432,046.67	4.17%	652	88.53%	9.236%	96.62%
181 - 348	344	21,717,701.52	1.31	636	85.50	8.650	97.70
349 - 360	7,645	1,572,043,897.57	94.52	627	80.58	7.005	93.86
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

Weighted Average: 348

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	6,665	$1,208,032,474.28	72.63%	625	81.01%	7.125%	95.99%
PUD - Detached	775	163,349,998.44	9.82	631	81.62	7.134	95.58
2-4 Unit	619	147,338,441.01	8.86	646	80.02	7.145	78.14
Condo	656	111,694,746.45	6.72	644	80.94	7.032	91.70
PUD - Attached	167	29,572,448.10	1.78	619	81.27	7.061	92.23
Manufactured	17	2,742,827.65	0.16	675	75.45	6.458	100.00
Modular Home	5	462,709.83	0.03	601	76.35	8.597	100.00
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	8,337	$1,563,796,118.12	94.02%	626	80.97%	7.101%	100.00%
Investment	474	82,968,291.00	4.99	660	80.85	7.472	0.00
Second Home	93	16,429,236.64	0.99	664	82.23	7.085	0.00
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Cash Out	4,562	$878,786,677.20	52.84%	614	78.96%	7.085%	94.48%
Purchase	3,478	613,450,639.38	36.88	651	84.23	7.213	92.57
Refinance	864	170,956,329.18	10.28	618	79.62	6.963	96.91
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	240	$34,450,385.55	2.07%	621	40.44%	6.821%	93.32%
50.01 - 60.00	283	50,615,128.03	3.04	611	55.71	6.826	95.31
60.01 - 70.00	708	142,589,449.17	8.57	610	66.27	6.911	92.80
70.01 - 80.00	3,662	749,487,722.57	45.06	632	78.76	6.801	95.68
80.01 - 90.00	2,204	470,314,979.63	28.28	622	87.41	7.141	89.62
90.01 - 100.00	1,807	215,735,980.81	12.97	648	96.78	8.433	98.50
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

Weighted Average by Original Balance: 80.97%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	3,053	$765,031,730.91	46.00%	638	79.98%	6.782%	94.32%
New York	442	104,960,444.76	6.31	633	79.17	7.090	94.58
Florida	634	88,291,569.66	5.31	613	81.07	7.505	93.53
New Jersey	304	68,264,398.97	4.10	623	80.39	7.290	94.43
Texas	599	60,578,471.43	3.64	609	81.19	7.721	96.15
Illinois	305	49,472,093.59	2.97	627	82.72	7.555	92.41
Virginia	221	40,296,016.45	2.42	620	81.52	7.376	96.36
Maryland	210	39,499,057.31	2.37	617	83.10	7.331	95.76
Massachusetts	176	38,228,471.90	2.30	629	82.11	7.210	95.25
Washington	216	34,957,624.48	2.10	630	81.37	6.985	95.16
Nevada	185	34,871,087.37	2.10	629	82.15	7.362	86.04
Other	2,559	338,742,678.93	20.37	615	82.98	7.508	93.17
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

Number of States Represented: 50 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	5,006	$872,882,666.78	52.48%	618	81.03%	6.935%	95.38%
Limited	471	111,964,361.13	6.73	626	81.39	6.853	90.95
Lite	69	14,608,469.44	0.88	648	83.05	7.095	82.70
Stated	3,358	663,738,148.41	39.91	642	80.78	7.408	93.01
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	44	$15,724,758.85	0.95%	673	77.08%	4.822%	98.11%
5.001 - 5.500	209	60,943,494.11	3.66	667	77.64	5.387	97.90
5.501 - 6.000	892	233,065,899.56	14.01	657	76.88	5.861	96.44
6.001 - 6.500	1,219	298,555,908.77	17.95	644	78.43	6.328	96.45
6.501 - 7.000	1,633	355,584,389.67	21.38	632	80.51	6.805	94.02
7.001 - 7.500	1,137	219,295,173.22	13.19	621	82.39	7.304	92.35
7.501 - 8.000	1,037	187,717,180.54	11.29	606	83.55	7.790	91.25
8.001 - 8.500	633	91,658,935.38	5.51	596	84.02	8.292	88.93
8.501 - 9.000	555	74,609,080.50	4.49	580	83.18	8.779	88.30
9.001 - 9.500	326	36,229,852.76	2.18	570	83.13	9.275	91.93
9.501 - 10.000	389	35,739,901.93	2.15	592	84.63	9.767	95.84
10.001 - 10.500	187	14,434,737.44	0.87	617	91.14	10.332	98.69
10.501 - 11.000	328	22,105,917.16	1.33	631	93.98	10.838	98.15
11.001 - 11.500	115	5,591,892.54	0.34	632	96.29	11.284	100.00
11.501 - 12.000	105	6,750,560.78	0.41	620	94.77	11.858	95.12
12.001 - 12.500	33	1,573,330.41	0.09	632	98.26	12.386	98.07
12.501 - 13.000	60	3,541,802.14	0.21	631	95.81	12.835	95.76
13.001 - 13.500	1	29,580.00	0.00	729	100.00	13.500	100.00
13.501 - 14.000	1	41,250.00	0.00	686	100.00	13.625	0.00
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

Weighted Average: 7.120%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	3,251	$460,097,562.55	27.66%	644	79.04%	7.371%	94.64%
6.501 - 7.000	1	370,400.00	0.02	728	80.00	6.050	100.00
10.501 - 11.000	3	1,043,719.71	0.06	715	75.46	4.402	100.00
11.001 - 11.500	30	11,268,620.07	0.68	677	76.98	4.858	97.37
11.501 - 12.000	105	34,478,319.29	2.07	670	79.45	5.354	99.65
12.001 - 12.500	336	96,050,262.35	5.78	660	79.67	5.756	94.34
12.501 - 13.000	694	184,069,680.59	11.07	643	80.05	6.088	96.68
13.001 - 13.500	855	209,525,842.69	12.60	635	81.70	6.578	96.28
13.501 - 14.000	952	203,524,871.35	12.24	625	82.03	6.935	93.65
14.001 - 14.500	800	163,185,591.71	9.81	615	83.19	7.432	92.85
14.501 - 15.000	707	130,901,582.06	7.87	600	84.37	7.851	89.85
15.001 - 15.500	416	65,337,903.50	3.93	588	84.34	8.357	89.09
15.501 - 16.000	349	51,581,104.30	3.10	576	82.71	8.799	86.69
16.001 - 16.500	191	25,096,322.66	1.51	550	79.08	9.282	91.70
16.501 - 17.000	129	17,970,450.09	1.08	547	77.14	9.709	97.15
17.001 - 17.500	36	4,003,444.78	0.24	531	76.93	10.230	98.75
17.501 - 18.000	34	3,222,188.06	0.19	520	68.70	10.774	91.31
18.001 - 18.500	9	559,300.00	0.03	518	70.65	11.220	100.00
18.501 - 19.000	4	630,750.00	0.04	517	65.18	11.782	71.15
19.001 - 19.500	1	79,730.00	0.00	515	70.00	12.330	100.00
19.501 - 20.000	1	196,000.00	0.01	515	70.00	12.550	100.00
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

Weighted Average:  13.836%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	3,251	$460,097,562.55	27.66%	644	79.04%	7.371%	94.64%
0.501 - 1.000	2	259,900.00	0.02	544	77.70	7.705	100.00
1.001 - 1.500	1	315,000.00	0.02	613	82.46	6.500	100.00
2.501 - 3.000	2	474,000.00	0.03	719	88.73	7.091	87.34
3.001 - 3.500	1	100,000.00	0.01	539	68.97	7.600	100.00
3.501 - 4.000	1	221,561.00	0.01	681	80.00	4.500	100.00
4.001 - 4.500	23	7,743,144.38	0.47	667	75.30	5.665	86.30
4.501 - 5.000	177	51,290,174.32	3.08	657	78.92	6.097	95.66
5.001 - 5.500	2,234	439,823,972.16	26.44	617	82.16	6.738	95.58
5.501 - 6.000	1,937	428,406,256.60	25.76	629	82.08	7.207	92.43
6.001 - 6.500	582	135,046,328.56	8.12	621	80.22	7.070	93.93
6.501 - 7.000	451	88,910,000.84	5.35	609	80.25	7.622	93.44
7.001 - 7.500	127	27,414,723.19	1.65	604	84.40	7.656	91.71
7.501 - 8.000	104	20,403,451.81	1.23	610	86.52	8.247	85.64
8.001 - 8.500	4	957,802.66	0.06	532	71.78	8.810	100.00
8.501 - 9.000	5	1,561,266.36	0.09	579	89.32	8.036	81.22
9.001 - 9.500	2	168,501.33	0.01	533	75.12	9.448	100.00
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

Weighted Average:  5.720%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YY/MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	3,251	$460,097,562.55	27.66%	644	79.04%	7.371%	94.64%
2005-01	1	435,000.00	0.03	554	58.00	5.500	100.00
2005-02	3	371,977.00	0.02	637	83.06	7.671	30.11
2005-12	2	294,269.77	0.02	629	62.96	7.540	100.00
2006-01	2	191,143.37	0.01	643	81.46	7.484	100.00
2006-03	1	130,906.91	0.01	644	93.90	6.625	100.00
2006-04	10	2,793,149.12	0.17	638	84.82	7.068	100.00
2006-05	24	5,175,080.39	0.31	610	85.10	7.160	86.18
2006-06	272	73,363,182.08	4.41	630	82.49	6.639	91.15
2006-07	1,122	264,438,255.01	15.90	626	82.92	6.915	92.80
2006-08	3,729	749,852,132.80	45.09	619	81.26	7.136	94.52
2006-09	121	19,245,893.00	1.16	602	80.77	7.517	98.74
2006-12	1	123,292.16	0.01	559	90.00	8.500	100.00
2007-03	1	360,000.00	0.02	765	80.00	7.850	100.00
2007-04	1	79,757.72	0.00	619	80.00	7.990	100.00
2007-06	22	6,227,595.96	0.37	630	77.75	6.105	97.74
2007-07	62	16,346,934.46	0.98	627	82.75	6.673	93.50
2007-08	171	33,068,727.47	1.99	624	81.36	6.936	89.70
2007-09	5	959,250.00	0.06	596	86.55	7.374	100.00
2009-06	10	4,264,119.68	0.26	677	84.66	5.477	100.00
2009-07	28	7,906,972.31	0.48	642	79.36	6.232	88.55
2009-08	65	17,468,444.00	1.05	656	81.15	6.400	92.07
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	2,276	$380,868,903.42	22.90%	627	82.44%	7.660%	92.70%
7 - 12	346	82,434,844.49	4.96	645	77.64	6.973	91.42
13 - 24	4,240	840,520,405.54	50.54	622	82.09	6.994	94.98
25 - 36	2,042	359,369,492.31	21.61	641	77.58	6.874	93.79
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 - 6ML	4,394	$863,936,213.31	51.94%	617	81.23%	7.223%	92.54%
2/28 6ML - 2Yr IO	659	169,887,738.84	10.21	621	84.25	6.677	99.01
2/28 6ML - 5Yr IO	230	81,660,060.30	4.91	667	82.03	6.094	98.24
30Yr 6ML	4	806,977.00	0.05	592	69.55	6.501	67.78
3/27 6ML	218	45,381,487.21	2.73	624	81.32	6.864	90.15
3/27 6ML - 3Yr IO	42	11,028,070.56	0.66	626	82.11	6.483	98.72
3/27 6ML - 5Yr IO	3	756,000.00	0.05	707	80.45	6.696	100.00
5/25 6ML	60	15,492,806.12	0.93	639	81.89	6.553	93.71
5/25 6ML - 5Yr IO	43	14,146,729.87	0.85	673	80.40	5.860	90.70
Balloon - 30/15	660	44,322,043.67	2.66	664	98.54	10.424	97.96
Fixed - 10Yr	9	648,314.88	0.04	608	81.60	7.218	100.00
Fixed - 15Yr	246	24,461,688.12	1.47	632	70.58	7.136	94.09
Fixed - 20Yr	339	21,285,225.50	1.28	636	85.52	8.680	97.65
Fixed - 25Yr	5	432,476.02	0.03	615	85.00	7.169	100.00
Fixed - 30Yr	1,992	368,947,814.36	22.18	642	76.87	6.945	94.08
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
A	766	$162,856,130.13	9.79%	626	82.95%	7.031%	94.73%
AA	5,819	1,103,935,070.56	66.37	647	81.94	6.961	93.39
A-	701	117,176,252.86	7.05	583	78.50	7.449	95.56
A+	636	110,308,115.59	6.63	599	79.67	7.317	93.79
B	508	85,122,322.95	5.12	553	75.57	7.925	96.60
B+	184	40,628,866.80	2.44	569	81.18	7.227	96.56
C	271	40,578,333.28	2.44	553	69.43	8.306	96.19
C-	19	2,588,553.59	0.16	542	65.71	10.288	100.00
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	7,811	$1,596,504,772.74	95.99%	627	80.21%	6.976%	93.84%
Second Lien	1,093	66,688,873.02	4.01	662	99.23	10.555	98.42
Total:	8,904	$1,663,193,645.76	100.00%	628	80.97%	7.120%	94.02%

ABSC SERIES 2004-HE7
NEW CENTURY COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	35	$803,182.00	0.07%	632	99.82%	10.744%	100.00%
25,001 - 50,000	238	9,592,585.00	0.89	633	89.37	9.889	92.80
50,001 - 75,000	777	48,645,735.00	4.51	598	81.46	8.621	91.00
75,001 - 100,000	851	74,854,942.50	6.94	607	80.00	7.819	92.02
100,001 - 125,000	695	78,332,647.80	7.26	608	79.37	7.454	95.46
125,001 - 150,000	634	87,212,201.00	8.08	610	78.56	7.369	94.78
150,001 - 175,000	481	78,223,827.00	7.25	609	79.13	7.274	93.35
175,001 - 200,000	421	79,086,465.00	7.33	610	79.26	7.382	94.34
200,001 - 250,000	624	139,940,735.00	12.97	621	79.13	7.065	93.95
250,001 - 300,000	513	140,558,183.00	13.03	623	80.41	6.835	96.09
300,001 - 400,000	584	202,416,877.00	18.76	629	81.75	6.835	95.17
400,001 - 500,000	214	96,611,412.00	8.95	637	82.32	6.827	89.47
500,001 - 600,000	58	32,174,200.00	2.98	646	77.73	6.483	98.18
600,001 - 700,000	13	8,331,833.00	0.77	662	79.68	6.458	100.00
700,001 or Greater	3	2,193,500.00	0.20	675	79.68	6.017	100.00
Total:	6,141	$1,078,978,325.30	100.00%	620	80.29%	7.188%	94.13%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	35	$802,093.39	0.07%	632	99.82%	10.744%	100.00%
25,001 - 50,000	238	9,587,911.16	0.89	633	89.37	9.889	92.80
50,001 - 75,000	777	48,627,602.45	4.51	598	81.46	8.621	91.00
75,001 - 100,000	851	74,840,144.08	6.94	607	80.00	7.819	92.02
100,001 - 125,000	695	78,323,651.05	7.26	608	79.37	7.454	95.46
125,001 - 150,000	634	87,203,933.02	8.08	610	78.56	7.369	94.78
150,001 - 175,000	481	78,213,852.43	7.25	609	79.13	7.274	93.35
175,001 - 200,000	421	79,080,085.73	7.33	610	79.26	7.382	94.34
200,001 - 250,000	624	139,908,547.99	12.97	621	79.13	7.065	93.95
250,001 - 300,000	513	140,543,438.83	13.03	623	80.41	6.835	96.09
300,001 - 400,000	584	202,393,978.05	18.76	629	81.75	6.835	95.17
400,001 - 500,000	214	96,599,934.63	8.95	637	82.32	6.827	89.47
500,001 - 600,000	58	32,172,398.79	2.98	646	77.73	6.483	98.18
600,001 - 700,000	13	8,330,921.92	0.77	662	79.68	6.458	100.00
700,001 or Greater	3	2,193,500.00	0.20	675	79.68	6.017	100.00
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	13	$1,709,850.00	0.16%	500	71.65%	9.037%	92.78%
501 - 525	446	60,054,820.87	5.57	513	73.06	8.765	97.25
526 - 550	525	74,231,194.04	6.88	538	75.77	8.264	96.46
551 - 575	605	98,504,783.39	9.13	562	77.24	7.522	97.44
576 - 600	815	133,694,002.78	12.39	589	79.96	7.193	97.84
601 - 625	1,018	192,127,013.33	17.81	613	81.29	6.936	96.24
626 - 650	1,127	222,471,181.08	20.62	638	82.76	6.826	93.20
651 - 675	824	150,143,601.27	13.92	662	82.77	7.033	90.25
676 - 700	375	65,940,253.27	6.11	687	80.54	6.856	93.18
701 - 725	200	40,031,680.42	3.71	713	80.41	6.757	85.06
726 - 750	108	21,944,830.20	2.03	737	81.44	6.787	87.53
751 - 775	64	13,735,508.79	1.27	761	81.41	6.618	78.14
776 - 800	20	3,930,074.08	0.36	785	68.58	6.445	92.49
801 - 825	1	303,200.00	0.03	802	80.00	5.630	100.00
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

Weighted Average: 620

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120	8	$589,999.55	0.05%	603	81.68%	7.242%	100.00%
121 - 180	198	19,698,739.76	1.83	628	69.46	7.018	94.94
181 - 240	330	19,787,771.60	1.83	636	86.28	8.818	97.48
241 - 300	5	432,476.02	0.04	615	85.00	7.169	100.00
301 - 360	5,600	1,038,313,006.59	96.25	619	80.38	7.160	94.05
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

Weighted Average: 354

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	206	$20,288,739.31	1.88%	627	69.82%	7.025%	95.09%
181 - 348	335	20,220,247.62	1.87	636	86.26	8.782	97.53
349 - 360	5,600	1,038,313,006.59	96.25	619	80.38	7.160	94.05
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

Weighted Average: 352

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	4,639	$785,890,414.89	72.85%	616	80.28%	7.196%	95.98%
2-4 Unit	473	109,032,555.02	10.11	640	79.62	7.139	80.95
PUD - Detached	510	99,740,646.07	9.25	621	81.48	7.209	94.98
Condo	393	63,100,693.70	5.85	630	79.85	7.167	92.62
PUD - Attached	121	20,594,974.01	1.91	614	79.88	7.075	93.86
Modular Home	5	462,709.83	0.04	601	76.35	8.597	100.00
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	5,759	$1,015,506,182.41	94.13%	618	80.29%	7.165%	100.00%
Investment	344	56,273,231.71	5.22	653	80.54	7.593	0.00
Second Home	38	7,042,579.40	0.65	632	78.76	7.268	0.00
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Cash Out	3,663	$657,854,416.17	60.98%	605	78.15%	7.187%	94.82%
Purchase	2,151	371,067,528.27	34.40	644	84.30	7.208	92.75
Refinance	327	49,900,049.08	4.63	625	78.67	7.053	95.35
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	195	$25,377,962.07	2.35%	614	40.30%	6.946%	92.82%
50.01 - 60.00	231	38,614,790.58	3.58	606	55.76	6.971	94.85
60.01 - 70.00	568	107,981,516.46	10.01	604	66.23	7.034	92.81
70.01 - 80.00	2,579	462,793,232.49	42.90	619	78.64	6.948	95.98
80.01 - 90.00	1,659	326,063,640.92	30.22	617	87.45	7.253	90.00
90.01 - 100.00	909	117,990,851.00	10.94	647	96.46	8.212	99.58
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

Weighted Average by Original Balance: 80.29%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	1,704	$411,683,019.27	38.16%	627	78.61%	6.803%	94.14%
New York	308	72,601,087.24	6.73	632	79.16	7.112	94.27
Florida	503	68,629,348.45	6.36	605	80.39	7.519	93.63
New Jersey	250	56,448,299.24	5.23	626	79.91	7.221	95.61
Texas	471	45,780,178.92	4.24	600	80.23	7.788	96.32
Illinois	214	35,044,609.25	3.25	627	82.15	7.610	94.55
Massachusetts	142	30,828,582.27	2.86	631	81.38	7.237	94.46
Washington	173	27,951,522.86	2.59	624	80.88	6.953	98.31
Maryland	125	24,546,460.41	2.28	605	82.70	7.404	97.85
Nevada	126	23,237,006.59	2.15	614	81.70	7.502	86.41
Michigan	193	22,856,959.33	2.12	599	81.74	7.893	92.83
Virginia	123	22,554,971.37	2.09	601	79.36	7.422	95.27
Other	1,809	236,659,948.32	21.94	612	82.71	7.476	93.22
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

Total Number Of States Represented: 50 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	3,434	$556,941,430.03	51.62%	609	79.78%	6.964%	95.96%
Limited	258	55,025,727.07	5.10	619	81.04	6.925	92.19
Stated	2,449	466,854,836.42	43.27	632	80.81	7.486	92.18
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	15	$4,101,319.98	0.38%	634	80.76%	4.833%	100.00%
5.001 - 5.500	110	27,774,965.13	2.57	653	76.40	5.393	95.82
5.501 - 6.000	607	146,023,437.64	13.54	650	75.89	5.865	97.54
6.001 - 6.500	795	174,297,810.27	16.16	640	77.70	6.317	97.80
6.501 - 7.000	1,112	220,523,897.39	20.44	627	79.89	6.794	94.62
7.001 - 7.500	868	158,438,786.19	14.69	618	81.89	7.299	92.67
7.501 - 8.000	807	137,699,858.98	12.76	603	83.40	7.781	90.34
8.001 - 8.500	489	69,374,308.90	6.43	592	83.74	8.277	89.63
8.501 - 9.000	437	60,003,432.90	5.56	577	82.00	8.765	88.07
9.001 - 9.500	241	28,388,740.30	2.63	558	80.77	9.252	92.97
9.501 - 10.000	264	26,344,428.28	2.44	574	81.61	9.734	97.07
10.001 - 10.500	101	7,900,044.26	0.73	590	85.67	10.271	98.15
10.501 - 11.000	141	9,115,878.16	0.84	600	86.82	10.803	96.19
11.001 - 11.500	88	4,565,980.14	0.42	626	95.52	11.287	100.00
11.501 - 12.000	49	3,353,005.00	0.31	598	91.10	11.777	90.17
12.001 - 12.500	12	484,500.00	0.04	593	95.06	12.257	100.00
12.501 - 13.000	5	431,600.00	0.04	574	86.38	12.649	100.00
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

Weighted Average: 7.188%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	2,138	$314,585,760.02	29.16%	637	76.78%	7.132%	94.33%
6.501 - 7.000	1	370,400.00	0.03	728	80.00	6.050	100.00
11.001 - 11.500	5	1,371,800.00	0.13	643	77.43	4.679	100.00
11.501 - 12.000	13	3,445,519.98	0.32	628	81.31	5.069	100.00
12.001 - 12.500	88	21,593,365.53	2.00	642	78.89	5.385	97.82
12.501 - 13.000	394	92,689,328.55	8.59	639	79.09	5.838	98.86
13.001 - 13.500	462	104,124,372.51	9.65	633	80.91	6.329	99.05
13.501 - 14.000	728	152,372,193.07	14.12	625	81.45	6.809	94.49
14.001 - 14.500	620	122,373,357.56	11.34	616	82.94	7.304	92.64
14.501 - 15.000	615	112,563,048.69	10.43	602	84.57	7.784	90.17
15.001 - 15.500	361	55,695,306.71	5.16	592	84.44	8.280	89.79
15.501 - 16.000	328	48,304,299.97	4.48	577	82.53	8.765	87.52
16.001 - 16.500	175	22,948,943.00	2.13	552	79.57	9.240	92.33
16.501 - 17.000	128	17,692,885.09	1.64	548	77.09	9.701	97.10
17.001 - 17.500	36	4,003,444.78	0.37	531	76.93	10.230	98.75
17.501 - 18.000	34	3,222,188.06	0.30	520	68.70	10.774	91.31
18.001 - 18.500	9	559,300.00	0.05	518	70.65	11.220	100.00
18.501 - 19.000	4	630,750.00	0.06	517	65.18	11.782	71.15
19.001 - 19.500	1	79,730.00	0.01	515	70.00	12.330	100.00
19.501 - 20.000	1	196,000.00	0.02	515	70.00	12.550	100.00
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

Weighted Average:  14.202%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	2,138	$314,585,760.02	29.16%	637	76.78%	7.132%	94.33%
0.501 - 1.000	1	166,400.00	0.02	562	80.00	7.680	100.00
1.001 - 1.500	1	315,000.00	0.03	613	82.46	6.500	100.00
2.501 - 3.000	2	474,000.00	0.04	719	88.73	7.091	87.34
3.001 - 3.500	1	100,000.00	0.01	539	68.97	7.600	100.00
4.001 - 4.500	4	1,398,000.00	0.13	620	69.89	6.847	100.00
4.501 - 5.000	4	906,793.00	0.08	627	81.72	5.958	100.00
5.001 - 5.500	1,979	366,730,844.70	33.99	611	82.73	6.860	95.37
5.501 - 6.000	1,610	333,828,643.24	30.94	624	82.35	7.435	91.93
6.001 - 6.500	210	33,004,857.92	3.06	565	75.34	7.832	98.80
6.501 - 7.000	189	27,034,414.64	2.51	552	69.04	8.512	95.96
7.001 - 7.500	1	130,780.00	0.01	629	77.39	7.500	100.00
7.501 - 8.000	1	146,500.00	0.01	655	86.43	8.300	100.00
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

Weighted Average:  5.535%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	2,138	$314,585,760.02	29.16%	637	76.78%	7.132%	94.33%
2006-04	3	759,694.75	0.07	675	79.86	6.186	100.00
2006-05	9	1,473,041.26	0.14	606	84.08	7.111	100.00
2006-06	129	29,428,882.90	2.73	625	84.00	6.625	86.62
2006-07	709	147,158,185.51	13.64	619	83.95	7.041	93.14
2006-08	2,867	533,354,464.80	49.44	610	81.03	7.299	94.75
2006-09	119	18,874,443.00	1.75	602	80.70	7.527	98.72
2007-06	9	2,324,136.92	0.22	626	84.90	5.776	93.93
2007-07	33	7,603,320.36	0.70	633	83.67	6.844	89.97
2007-08	120	22,300,814.00	2.07	619	80.61	7.052	89.74
2007-09	5	959,250.00	0.09	596	86.55	7.374	100.00
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	1,545	$249,321,234.68	23.11%	618	81.72%	7.698%	93.56%
7 - 12	231	51,731,747.42	4.80	642	77.62	7.115	92.58
13 - 24	2,954	534,490,904.48	49.54	611	81.86	7.120	94.92
25 - 36	1,411	243,278,106.94	22.55	636	75.95	6.829	93.31
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 6ML	3,177	$561,160,973.38	52.02%	610	80.97%	7.390%	92.76%
2/28 6ML - 2Yr IO	659	169,887,738.84	15.75	621	84.25	6.677	99.01
3/27 6ML	125	22,159,450.72	2.05	620	81.62	7.144	86.23
3/27 6ML - 3Yr IO	42	11,028,070.56	1.02	626	82.11	6.483	98.72
Fixed - 10Yr	8	589,999.55	0.05	603	81.68	7.242	100.00
Fixed - 15Yr	198	19,698,739.76	1.83	628	69.46	7.018	94.94
Fixed - 20Yr	330	19,787,771.60	1.83	636	86.28	8.818	97.48
Fixed - 25Yr	5	432,476.02	0.04	615	85.00	7.169	100.00
Fixed - 30Yr	1,597	274,076,773.09	25.41	637	76.60	7.018	94.04
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	4,453	$809,480,476.15	75.03%	633	81.70%	7.029%	93.96%
A-	464	74,096,791.65	6.87	575	76.06	7.542	94.36
A+	636	110,308,115.59	10.22	599	79.67	7.317	93.79
B	323	47,348,181.51	4.39	566	73.71	8.016	95.87
C	246	34,999,875.03	3.24	554	68.49	8.356	95.82
C-	19	2,588,553.59	0.24	542	65.71	10.288	100.00
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	5,724	$1,056,754,589.12	97.95%	619	79.88%	7.116%	94.01%
Second Lien	417	22,067,404.40	2.05	659	99.94	10.650	100.00
Total:	6,141	$1,078,821,993.52	100.00%	620	80.29%	7.188%	94.13%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

ABSC SERIES 2004-HE7
WMC COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	72	$1,430,646.00	0.24%	640	99.20%	11.319%	96.98%
25,001 - 50,000	239	9,113,383.00	1.56	655	96.52	10.362	94.61
50,001 - 75,000	269	16,980,037.00	2.91	644	92.04	9.390	93.21
75,001 - 100,000	266	23,352,565.00	4.00	637	87.46	8.500	91.41
100,001 - 125,000	219	24,621,504.00	4.21	633	83.61	7.915	91.82
125,001 - 150,000	211	29,102,469.00	4.98	640	83.97	7.790	92.42
150,001 - 175,000	169	27,419,034.00	4.69	631	82.61	7.198	89.81
175,001 - 200,000	171	32,182,362.00	5.51	641	80.93	7.089	91.30
200,001 - 250,000	248	55,895,359.00	9.56	641	80.81	6.729	95.49
250,001 - 300,000	232	63,619,573.00	10.88	639	81.28	6.729	91.63
300,001 - 400,000	302	104,524,957.00	17.88	648	81.98	6.634	94.81
400,001 - 500,000	155	69,421,947.00	11.88	645	82.90	6.618	95.01
500,001 - 600,000	129	71,694,951.00	12.27	644	79.83	6.467	96.97
600,001 - 700,000	55	35,513,359.00	6.08	653	79.43	6.454	94.38
700,001 or Greater	26	19,636,250.00	3.36	676	77.02	6.213	91.43
Total:	2,763	$584,508,396.00	100.00%	644	82.24%	6.993%	93.83%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	72	$1,430,286.30	0.24%	640	99.20%	11.319%	96.98%
25,001 - 50,000	239	9,111,837.24	1.56	655	96.52	10.362	94.61
50,001 - 75,000	270	17,049,319.04	2.92	644	91.98	9.379	92.81
75,001 - 100,000	265	23,272,831.01	3.98	637	87.48	8.505	91.70
100,001 - 125,000	220	24,742,031.62	4.23	634	83.60	7.906	91.86
125,001 - 150,000	210	28,969,452.19	4.96	640	83.99	7.797	92.39
150,001 - 175,000	169	27,411,778.39	4.69	631	82.61	7.198	89.81
175,001 - 200,000	171	32,175,692.07	5.51	641	80.93	7.089	91.30
200,001 - 250,000	248	55,881,166.29	9.56	641	80.81	6.729	95.49
250,001 - 300,000	232	63,608,289.06	10.88	639	81.28	6.729	91.63
300,001 - 400,000	302	104,498,283.62	17.88	648	81.98	6.634	94.81
400,001 - 500,000	155	69,414,637.38	11.88	645	82.90	6.618	95.01
500,001 - 600,000	129	71,674,326.95	12.27	644	79.83	6.467	96.97
600,001 - 700,000	55	35,504,031.64	6.08	653	79.43	6.454	94.38
700,001 or Greater	26	19,627,689.44	3.36	676	77.02	6.213	91.43
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	8	$1,177,911.16	0.20%	500	70.32%	8.554%	91.17%
501 - 525	85	15,326,892.19	2.62	511	76.50	7.915	98.96
526 - 550	94	21,523,039.68	3.68	539	80.07	7.836	96.37
551 - 575	161	34,877,312.79	5.97	563	80.77	7.398	97.65
576 - 600	240	45,000,235.12	7.70	589	82.98	7.228	97.04
601 - 625	459	93,575,346.84	16.01	614	83.44	7.074	93.47
626 - 650	517	113,355,696.96	19.40	638	82.21	6.966	96.88
651 - 675	442	95,332,254.98	16.31	663	82.35	6.822	95.24
676 - 700	335	71,834,157.45	12.29	686	83.16	6.777	93.21
701 - 725	183	39,108,899.83	6.69	713	81.84	6.771	92.97
726 - 750	115	25,084,312.73	4.29	737	83.51	6.671	74.55
751 - 775	87	20,758,700.03	3.55	762	81.31	6.285	84.13
776 - 800	32	6,665,847.38	1.14	784	78.96	7.015	81.18
801 - 825	5	751,045.10	0.13	806	88.37	6.712	79.69
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

Weighted Average: 644

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120	1	$58,315.33	0.01%	654	80.80%	6.975%	100.00%
121 - 180	708	49,084,992.03	8.40	663	96.28	10.153	97.25
181 - 240	9	1,497,453.90	0.26	630	75.37	6.861	100.00
301 - 360	2,045	533,730,890.98	91.33	642	80.96	6.703	93.49
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

Weighted Average: 345

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	709	$49,143,307.36	8.41%	663	96.26%	10.149%	97.25%
181 - 348	9	1,497,453.90	0.26	630	75.37	6.861	100.00
349 - 360	2,045	533,730,890.98	91.33	642	80.96	6.703	93.49
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

Weighted Average: 342

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	2,026	$422,142,059.39	72.24%	640	82.38%	6.993%	96.03%
PUD - Detached	265	63,609,352.37	10.89	646	81.85	7.016	96.52
Condo	263	48,594,052.75	8.32	661	82.35	6.856	90.51
2-4 Unit	146	38,305,885.99	6.56	664	81.13	7.161	70.13
PUD - Attached	46	8,977,474.09	1.54	630	84.46	7.030	88.50
Manufactured	17	2,742,827.65	0.47	675	75.45	6.458	100.00
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	2,578	$548,289,935.71	93.83%	642	82.23%	6.983%	100.00%
Investment	130	26,695,059.29	4.57	674	81.49	7.218	0.00
Second Home	55	9,386,657.24	1.61	689	84.83	6.948	0.00
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	1,327	$242,383,111.11	41.48%	662	84.12%	7.220%	92.29%
Cash Out	899	220,932,261.03	37.81	641	81.38	6.781	93.46
Refinance	537	121,056,280.10	20.72	614	80.02	6.926	97.55
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	45	$9,072,423.48	1.55%	642	40.84%	6.471%	94.72%
50.01 - 60.00	52	12,000,337.45	2.05	629	55.55	6.359	96.82
60.01 - 70.00	140	34,607,932.71	5.92	626	66.37	6.529	92.75
70.01 - 80.00	1,083	286,694,490.08	49.06	652	78.94	6.564	95.19
80.01 - 90.00	545	144,251,338.71	24.68	633	87.30	6.887	88.77
90.01 – 100.00	898	97,745,129.81	16.73	648	97.16	8.700	97.20
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

Weighted Average by Original Balance: 82.24%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	1,349	$353,348,711.64	60.47%	651	81.57%	6.758%	94.53%
New York	134	32,359,357.52	5.54	635	79.18	7.040	95.28
Florida	131	19,662,221.21	3.36	642	83.45	7.456	93.19
Virginia	98	17,741,045.08	3.04	643	84.27	7.317	97.75
Maryland	85	14,952,596.90	2.56	636	83.75	7.210	92.34
Texas	128	14,798,292.51	2.53	635	84.15	7.511	95.60
Illinois	91	14,427,484.34	2.47	627	84.09	7.419	87.23
New Jersey	54	11,816,099.73	2.02	609	82.68	7.618	88.76
Other	693	105,265,843.31	18.01	632	84.06	7.394	91.91
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

Number of States Represented: 41 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	1,572	$315,941,236.75	54.07%	633	83.24%	6.882%	94.34%
Limited	213	56,938,634.06	9.74	633	81.73	6.783	89.76
Lite	69	14,608,469.44	2.50	648	83.05	7.095	82.70
Stated	909	196,883,311.99	33.69	664	80.71	7.225	94.99
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	29	$11,623,438.87	1.99%	687	75.78%	4.818%	97.45%
5.001 - 5.500	99	33,168,528.98	5.68	679	78.67	5.382	99.63
5.501 - 6.000	285	87,042,461.92	14.90	668	78.55	5.854	94.60
6.001 - 6.500	424	124,258,098.50	21.26	651	79.46	6.343	94.55
6.501 - 7.000	521	135,060,492.28	23.11	641	81.54	6.823	93.03
7.001 - 7.500	269	60,856,387.03	10.41	628	83.70	7.318	91.52
7.501 - 8.000	230	50,017,321.56	8.56	615	83.96	7.813	93.76
8.001 - 8.500	144	22,284,626.48	3.81	606	84.88	8.341	86.74
8.501 - 9.000	118	14,605,647.60	2.50	593	88.01	8.836	89.24
9.001 - 9.500	85	7,841,112.46	1.34	612	91.67	9.358	88.19
9.501 - 10.000	125	9,395,473.65	1.61	643	93.08	9.860	92.40
10.001 - 10.500	86	6,534,693.18	1.12	650	97.76	10.405	99.34
10.501 - 11.000	187	12,990,039.00	2.22	652	99.01	10.862	99.53
11.001 - 11.500	27	1,025,912.40	0.18	656	99.74	11.270	100.00
11.501 - 12.000	56	3,397,555.78	0.58	642	98.40	11.939	100.00
12.001 - 12.500	21	1,088,830.41	0.19	649	99.69	12.443	97.21
12.501 - 13.000	55	3,110,202.14	0.53	639	97.12	12.861	95.18
13.001 - 13.500	1	29,580.00	0.01	729	100.00	13.500	100.00
13.501 - 14.000	1	41,250.00	0.01	686	100.00	13.625	0.00
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

Weighted Average:6.993%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,113	$145,511,802.53	24.90%	659	83.91%	7.889%	95.29%
10.501 - 11.000	3	1,043,719.71	0.18	715	75.46	4.402	100.00
11.001 - 11.500	25	9,896,820.07	1.69	681	76.92	4.882	97.00
11.501 - 12.000	92	31,032,799.31	5.31	675	79.24	5.386	99.61
12.001 - 12.500	248	74,456,896.82	12.74	665	79.90	5.864	93.33
12.501 - 13.000	300	91,380,352.04	15.64	646	81.03	6.341	94.48
13.001 - 13.500	393	105,401,470.18	18.04	637	82.47	6.825	93.54
13.501 - 14.000	224	51,152,678.28	8.75	624	83.75	7.309	91.15
14.001 - 14.500	180	40,812,234.15	6.98	615	83.92	7.815	93.51
14.501 - 15.000	92	18,338,533.37	3.14	592	83.12	8.258	87.91
15.001 - 15.500	55	9,642,596.79	1.65	564	83.74	8.798	85.05
15.501 - 16.000	21	3,276,804.33	0.56	559	85.39	9.300	74.47
16.001 - 16.500	16	2,147,379.66	0.37	535	73.86	9.728	84.91
16.501 - 17.000	1	277,565.00	0.05	507	80.00	10.251	100.00
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

Weighted Average: 13.197%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,113	$145,511,802.53	24.90%	659	83.91%	7.889%	95.29%
0.501 - 1.000	1	93,500.00	0.02	512	73.60	7.750	100.00
3.501 - 4.000	1	221,561.00	0.04	681	80.00	4.500	100.00
4.001 - 4.500	19	6,345,144.38	1.09	677	76.49	5.404	83.29
4.501 - 5.000	173	50,383,381.32	8.62	657	78.87	6.099	95.58
5.001 - 5.500	255	73,093,127.46	12.51	646	79.29	6.122	96.67
5.501 - 6.000	327	94,577,613.36	16.18	645	81.13	6.402	94.21
6.001 - 6.500	372	102,041,470.64	17.46	639	81.80	6.824	92.35
6.501 - 7.000	262	61,875,586.20	10.59	633	85.15	7.233	92.35
7.001 - 7.500	126	27,283,943.19	4.67	604	84.44	7.657	91.67
7.501 - 8.000	103	20,256,951.81	3.47	609	86.52	8.247	85.54
8.001 - 8.500	4	957,802.66	0.16	532	71.78	8.810	100.00
8.501 - 9.000	5	1,561,266.36	0.27	579	89.32	8.036	81.22
9.001 - 9.500	2	168,501.33	0.03	533	75.12	9.448	100.00
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

Weighted Average: 6.042%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YY/MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,113	$145,511,802.53	24.90%	659	83.91%	7.889%	95.29%
2005-01	1	435,000.00	0.07	554	58.00	5.500	100.00
2005-02	3	371,977.00	0.06	637	83.06	7.671	30.11
2005-12	2	294,269.77	0.05	629	62.96	7.540	100.00
2006-01	2	191,143.37	0.03	643	81.46	7.484	100.00
2006-03	1	130,906.91	0.02	644	93.90	6.625	100.00
2006-04	7	2,033,454.37	0.35	624	86.67	7.397	100.00
2006-05	15	3,702,039.13	0.63	611	85.51	7.179	80.68
2006-06	143	43,934,299.18	7.52	633	81.48	6.648	94.18
2006-07	413	117,280,069.50	20.07	635	81.64	6.756	92.37
2006-08	862	216,497,668.00	37.05	643	81.83	6.733	93.98
2006-09	2	371,450.00	0.06	607	84.24	7.012	100.00
2006-12	1	123,292.16	0.02	559	90.00	8.500	100.00
2007-03	1	360,000.00	0.06	765	80.00	7.850	100.00
2007-04	1	79,757.72	0.01	619	80.00	7.990	100.00
2007-06	13	3,903,459.04	0.67	632	73.50	6.301	100.00
2007-07	29	8,743,614.10	1.50	623	81.95	6.524	96.57
2007-08	51	10,767,913.47	1.84	633	82.92	6.697	89.63
2009-06	10	4,264,119.68	0.73	677	84.66	5.477	100.00
2009-07	28	7,906,972.31	1.35	642	79.36	6.232	88.55
2009-08	65	17,468,444.00	2.99	656	81.15	6.400	92.07
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	731	$131,547,668.74	22.51%	643	83.80%	7.587%	91.07%
7 - 12	115	30,703,097.07	5.25	652	77.67	6.734	89.47
13 - 24	1,286	306,029,501.06	52.37	640	82.49	6.774	95.09
25 - 36	631	116,091,385.37	19.87	653	80.99	6.966	94.78
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 6 ML	1,217	$302,775,239.93	51.81%	631	81.72%	6.913%	92.13%
2/28 6ML - 5Yr IO	230	81,660,060.30	13.97	667	82.03	6.094	98.24
30Yr 6ML	4	806,977.00	0.14	592	69.55	6.501	67.78
3/27 6 ML	93	23,222,036.49	3.97	628	81.03	6.597	93.90
3/27 6 M L - 5Yr IO	3	756,000.00	0.13	707	80.45	6.696	100.00
5/25 6 ML	60	15,492,806.12	2.65	639	81.89	6.553	93.71
5/25 6 ML - 5Yr IO	43	14,146,729.87	2.42	673	80.40	5.860	90.70
Balloon - 30/15	660	44,322,043.67	7.58	664	98.54	10.424	97.96
Fixed - 10Yr	1	58,315.33	0.01	654	80.80	6.975	100.00
Fixed - 15Yr	48	4,762,948.36	0.82	652	75.23	7.625	90.60
Fixed - 20Yr	9	1,497,453.90	0.26	630	75.37	6.861	100.00
Fixed - 30Yr	395	94,871,041.27	16.23	657	77.65	6.734	94.21
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
A	766	$162,856,130.13	27.87%	626	82.95%	7.031%	94.73%
AA	1,366	294,454,594.41	50.39	687	82.60	6.773	91.83
A-	237	43,079,461.21	7.37	596	82.71	7.289	97.62
B	185	37,774,141.44	6.46	537	77.91	7.811	97.51
B+	184	40,628,866.80	6.95	569	81.18	7.227	96.56
C	25	5,578,458.25	0.95	550	75.32	7.992	98.50
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	2,087	$539,750,183.62	92.36%	643	80.86%	6.703%	93.51%
Second Lien	676	44,621,468.62	7.64	663	98.88	10.508	97.64
Total:	2,763	$584,371,652.24	100.00%	644	82.24%	6.993%	93.83%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

ABSC SERIES 2004-HE7
GROUP I COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	75	$3,637,225.00	0.34%	592	66.60%	8.212%	76.51%
50,001 - 75,000	724	45,606,681.00	4.21	589	77.91	8.122	88.87
75,001 - 100,000	937	82,588,225.50	7.63	607	79.03	7.583	90.56
100,001 - 125,000	826	93,098,809.80	8.60	611	79.01	7.350	94.25
125,001 - 150,000	778	106,893,413.00	9.87	615	78.72	7.271	94.23
150,001 - 175,000	617	100,335,890.00	9.27	613	79.54	7.180	92.50
175,001 - 200,000	564	105,949,422.00	9.79	619	79.56	7.223	93.49
200,001 - 250,000	849	190,599,844.00	17.60	627	79.68	6.957	94.36
250,001 - 300,000	725	198,703,544.00	18.35	629	80.57	6.777	94.99
300,001 - 400,000	428	139,601,416.00	12.89	639	81.94	6.787	92.80
400,001 - 500,000	33	14,642,870.00	1.35	655	82.65	6.898	66.28
500,001 - 600,000	2	1,096,500.00	0.10	643	82.52	6.436	100.00
Total:	6,558	$1,082,753,840.30	100.00%	621	79.83%	7.113%	93.04%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	75	$3,636,306.15	0.34%	592	66.60%	8.212%	76.51%
50,001 - 75,000	725	45,661,960.50	4.22	589	77.91	8.120	88.72
75,001 - 100,000	936	82,495,414.55	7.62	607	79.03	7.584	90.64
100,001 - 125,000	827	93,211,102.52	8.61	611	79.01	7.348	94.26
125,001 - 150,000	777	106,753,185.83	9.86	615	78.72	7.272	94.22
150,001 - 175,000	617	100,318,985.59	9.27	613	79.54	7.180	92.50
175,001 - 200,000	564	105,936,631.02	9.79	619	79.56	7.223	93.49
200,001 - 250,000	849	190,553,926.35	17.60	627	79.68	6.957	94.36
250,001 - 300,000	725	198,678,019.95	18.35	629	80.57	6.777	94.99
300,001 - 400,000	428	139,581,464.47	12.89	639	81.94	6.787	92.80
400,001 - 500,000	33	14,640,346.06	1.35	655	82.65	6.898	66.28
500,001 - 600,000	2	1,095,569.01	0.10	643	82.52	6.436	100.00
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	19	$2,193,500.00	0.20%	500	67.50%	9.003%	89.63%
501 - 525	484	63,660,121.28	5.88	512	73.58	8.679	97.97
526 - 550	555	72,918,762.90	6.74	538	76.58	8.258	96.66
551 - 575	658	96,353,475.33	8.90	562	78.17	7.577	96.73
576 - 600	836	128,435,634.94	11.86	589	79.65	7.193	97.46
601 - 625	1,111	193,260,689.86	17.85	613	80.76	6.904	94.67
626 - 650	1,153	208,785,281.19	19.29	638	81.29	6.759	92.63
651 - 675	838	151,044,432.34	13.95	662	81.39	6.804	89.81
676 - 700	417	74,673,770.69	6.90	687	81.27	6.670	89.71
701 - 725	222	41,010,194.04	3.79	712	80.27	6.645	87.00
726 - 750	132	25,203,627.11	2.33	736	81.63	6.738	80.53
751 - 775	95	18,487,739.99	1.71	760	79.44	6.328	74.24
776 - 800	33	5,511,937.23	0.51	785	72.26	6.366	79.85
801 - 825	5	1,023,745.10	0.09	805	85.54	6.346	88.08
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

Weighted Average: 621

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120	9	$648,314.88	0.06%	608	81.60%	7.218%	100.00%
121 - 180	219	21,327,913.97	1.97	629	69.29	6.977	93.93
181 - 240	98	11,437,687.91	1.06	618	74.29	7.128	95.63
241 - 300	5	432,476.02	0.04	615	85.00	7.169	100.00
301 - 360	6,227	1,048,716,519.22	96.87	621	80.10	7.116	92.98
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

Weighted Average: 355

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

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REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	228	$21,976,228.85	2.03%	628	69.65%	6.984%	94.11%
181 - 348	103	11,870,163.93	1.10	618	74.68	7.130	95.79
349 - 360	6,227	1,048,716,519.22	96.87	621	80.10	7.116	92.98
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

Weighted Average: 353

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	4,937	$774,616,906.96	71.55%	617	79.90%	7.137%	95.35%
2-4 Unit	514	121,476,694.31	11.22	644	79.20	7.088	78.56
PUD - Detached	487	84,677,691.63	7.82	618	80.72	7.127	95.56
Condo	476	78,422,647.88	7.24	639	79.21	6.925	90.09
PUD - Attached	125	20,934,087.78	1.93	614	80.10	7.080	91.66
Manufactured	15	2,030,173.61	0.19	682	79.13	6.446	100.00
Modular Home	4	404,709.83	0.04	591	72.96	8.274	100.00
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	6,069	$1,007,189,484.35	93.04%	619	79.76%	7.089%	100.00%
Investment	423	64,464,891.38	5.95	656	80.59	7.498	0.00
Second Home	66	10,908,536.27	1.01	658	82.01	7.043	0.00
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

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PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Cash Out	3,750	$608,899,338.30	56.25%	607	78.12%	7.182%	93.82%
Purchase	2,138	368,133,032.20	34.01	647	82.81	7.010	91.02
Refinance	670	105,530,541.50	9.75	611	79.30	7.077	95.56
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	222	$27,309,648.33	2.52%	612	40.24%	6.965%	91.76%
50.01 - 60.00	255	39,894,977.13	3.69	608	55.79	6.868	95.15
60.01 - 70.00	606	99,550,092.70	9.20	601	66.25	7.072	93.50
70.01 - 80.00	3,095	512,932,209.83	47.38	626	78.77	6.931	94.71
80.01 - 90.00	1,771	298,287,230.18	27.55	616	87.48	7.322	88.05
90.01 - 100.00	609	104,588,753.83	9.66	641	95.65	7.584	98.15
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

Weighted Average by Original Balance: 79.83%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	1,781	$386,579,782.52	35.71%	632	77.30%	6.687%	92.61%
Florida	542	71,437,681.47	6.60	608	80.45	7.444	92.41
New York	324	68,343,677.10	6.31	631	77.84	7.064	92.28
Texas	531	54,099,477.13	5.00	605	80.45	7.709	95.81
New Jersey	252	52,324,428.81	4.83	618	79.43	7.278	94.14
Illinois	246	39,835,209.07	3.68	627	82.17	7.429	91.47
Massachusetts	128	29,400,157.61	2.72	626	81.58	7.082	94.19
Maryland	160	29,150,399.07	2.69	614	81.58	7.321	94.26
Washington	157	26,250,997.23	2.42	622	80.36	6.781	97.85
Virginia	151	24,184,864.52	2.23	609	79.67	7.338	95.27
Nevada	129	23,430,067.97	2.16	619	80.54	7.226	84.40
Pennsylvania	190	22,792,214.85	2.11	607	83.12	7.415	97.44
Michigan	195	22,292,487.93	2.06	593	82.63	7.831	93.96
Other	1,772	232,441,466.72	21.47	615	82.84	7.388	92.81
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

Number of States Represented: 50 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	3,917	$605,619,579.10	55.94%	611	80.04%	6.966%	94.58%
Limited	294	53,481,657.04	4.94	625	81.05	6.846	89.06
Lite	30	5,435,396.84	0.50	645	78.60	6.792	91.65
Stated	2,317	418,026,279.02	38.61	636	79.39	7.364	91.33
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

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CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	24	$5,329,627.44	0.49%	668	75.65%	4.881%	94.43%
5.001 - 5.500	140	28,494,792.65	2.63	660	77.55	5.391	97.15
5.501 - 6.000	676	138,496,802.93	12.79	653	75.98	5.860	96.52
6.001 - 6.500	961	182,392,514.54	16.85	642	77.56	6.318	96.37
6.501 - 7.000	1,353	235,248,160.44	21.73	632	79.53	6.802	92.87
7.001 - 7.500	998	165,769,041.85	15.31	619	82.04	7.308	91.07
7.501 - 8.000	907	139,213,931.09	12.86	604	82.95	7.791	91.07
8.001 - 8.500	542	73,239,504.64	6.77	590	83.42	8.284	87.95
8.501 - 9.000	457	58,227,567.34	5.38	574	82.29	8.760	88.30
9.001 - 9.500	225	25,297,404.86	2.34	552	81.23	9.250	93.87
9.501 - 10.000	164	20,293,739.31	1.87	547	76.54	9.709	95.98
10.001 - 10.500	47	4,676,136.78	0.43	537	78.10	10.247	96.88
10.501 - 11.000	44	4,038,349.65	0.37	519	69.92	10.768	91.39
11.001 - 11.500	11	741,460.00	0.07	528	72.67	11.202	100.00
11.501 - 12.000	7	828,148.48	0.08	516	65.06	11.789	60.21
12.001 - 12.500	1	79,730.00	0.01	515	70.00	12.330	100.00
12.501 - 13.000	1	196,000.00	0.02	515	70.00	12.550	100.00
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

Weighted Average: 7.113%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

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MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,935	$288,127,222.90	26.62%	632	75.44%	6.972%	93.19%
10.501 - 11.000	2	548,719.71	0.05	674	62.35	4.425	100.00
11.001 - 11.500	15	2,973,351.66	0.27	675	77.30	5.041	90.02
11.501 - 12.000	57	11,599,959.84	1.07	669	78.89	5.323	98.95
12.001 - 12.500	234	49,501,132.15	4.57	659	79.15	5.739	95.07
12.501 - 13.000	520	107,523,886.06	9.93	644	79.28	6.029	96.41
13.001 - 13.500	668	127,943,860.48	11.82	635	81.04	6.531	95.44
13.501 - 14.000	790	140,396,799.82	12.97	623	81.29	6.936	92.72
14.001 - 14.500	678	118,352,981.60	10.93	615	82.77	7.404	91.49
14.501 - 15.000	603	96,840,647.45	8.95	598	84.18	7.847	89.87
15.001 - 15.500	369	51,912,458.33	4.80	588	84.19	8.318	89.02
15.501 - 16.000	315	42,508,738.07	3.93	575	82.76	8.776	87.94
16.001 - 16.500	168	20,015,691.00	1.85	549	80.02	9.264	93.73
16.501 - 17.000	122	16,277,850.09	1.50	547	77.45	9.718	96.85
17.001 - 17.500	33	3,351,644.78	0.31	532	78.42	10.241	98.51
17.501 - 18.000	34	3,222,188.06	0.30	520	68.70	10.774	91.31
18.001 - 18.500	9	559,300.00	0.05	518	70.65	11.220	100.00
18.501 - 19.000	4	630,750.00	0.06	517	65.18	11.782	71.15
19.001 - 19.500	1	79,730.00	0.01	515	70.00	12.330	100.00
19.501 - 20.000	1	196,000.00	0.02	515	70.00	12.550	100.00
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

Weighted Average: 14.021%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

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GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,935	$288,127,222.90	26.62%	632	75.44%	6.972%	93.19%
0.501 - 1.000	2	259,900.00	0.02	544	77.70	7.705	100.00
1.001 - 1.500	1	315,000.00	0.03	613	82.46	6.500	100.00
2.501 - 3.000	2	474,000.00	0.04	719	88.73	7.091	87.34
3.001 - 3.500	1	100,000.00	0.01	539	68.97	7.600	100.00
3.501 - 4.000	1	221,561.00	0.02	681	80.00	4.500	100.00
4.001 - 4.500	13	2,610,060.38	0.24	664	74.13	5.714	75.56
4.501 - 5.000	117	22,896,073.50	2.11	653	79.07	6.200	94.40
5.001 - 5.500	1,922	319,849,584.95	29.55	615	82.12	6.860	94.60
5.501 - 6.000	1,566	282,360,509.56	26.08	625	81.64	7.374	91.61
6.001 - 6.500	460	79,029,674.44	7.30	609	79.95	7.263	92.91
6.501 - 7.000	387	62,401,656.00	5.76	598	78.97	7.800	92.61
7.001 - 7.500	104	16,932,050.25	1.56	597	83.77	7.759	86.58
7.501 - 8.000	47	6,985,619.02	0.65	602	84.14	8.211	95.06
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

Weighted Average: 5.690%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

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MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YY/MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,935	$288,127,222.90	26.62%	632	75.44%	6.972%	93.19%
2005-02	3	371,977.00	0.03	637	83.06	7.671	30.11
2005-12	2	294,269.77	0.03	629	62.96	7.540	100.00
2006-01	2	191,143.37	0.02	643	81.46	7.484	100.00
2006-03	1	130,906.91	0.01	644	93.90	6.625	100.00
2006-04	5	762,027.54	0.07	623	82.96	7.113	100.00
2006-05	20	3,524,585.69	0.33	622	86.46	7.174	79.71
2006-06	195	38,456,237.92	3.55	625	83.34	6.782	85.90
2006-07	857	153,285,510.78	14.16	620	83.05	7.029	93.00
2006-08	3,140	529,638,976.80	48.92	615	80.88	7.252	93.95
2006-09	112	16,936,193.00	1.56	601	80.57	7.489	98.57
2006-12	1	123,292.16	0.01	559	90.00	8.500	100.00
2007-03	1	360,000.00	0.03	765	80.00	7.850	100.00
2007-04	1	79,757.72	0.01	619	80.00	7.990	100.00
2007-06	16	3,070,923.64	0.28	620	80.95	6.471	95.41
2007-07	43	7,551,230.67	0.70	632	81.81	6.754	90.97
2007-08	149	24,635,077.47	2.28	623	80.49	7.081	86.83
2007-09	5	959,250.00	0.09	596	86.55	7.374	100.00
2009-06	3	818,167.91	0.08	671	82.58	5.759	100.00
2009-07	22	4,512,442.75	0.42	650	79.04	6.312	79.94
2009-08	45	8,733,718.00	0.81	655	80.09	6.564	84.14
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	1,625	$256,485,147.22	23.69%	618	80.99%	7.543%	92.26%
7 - 12	246	48,934,482.31	4.52	639	76.82	7.083	89.18
13 - 24	3,147	535,005,914.76	49.42	616	81.19	7.029	94.15
25 - 36	1,540	242,137,367.71	22.37	634	76.21	6.851	92.18
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 6ML	3,711	$609,188,561.02	56.27%	613	81.05%	7.320%	92.17%
2/28 6ML - 2Yr IO	507	107,054,260.46	9.89	621	83.83	6.680	98.87
2/28 6ML - 5Yr IO	116	26,977,030.30	2.49	670	81.80	6.193	99.23
30Yr 6ML	3	371,977.00	0.03	637	83.06	7.671	30.11
3/27 6ML	182	29,978,019.41	2.77	624	81.33	7.065	86.90
3/27 6ML - 3Yr IO	31	6,045,512.25	0.56	623	79.36	6.625	97.67
3/27 6ML - 5Yr IO	3	756,000.00	0.07	707	80.45	6.696	100.00
5/25 6ML	46	8,859,440.66	0.82	640	79.70	6.555	89.00
5/25 6ML - 5Yr IO	24	5,204,888.00	0.48	680	80.23	6.234	74.72
Fixed - 10Yr	9	648,314.88	0.06	608	81.60	7.218	100.00
Fixed - 15Yr	219	21,327,913.97	1.97	629	69.29	6.977	93.93
Fixed - 20Yr	98	11,437,687.91	1.06	618	74.29	7.128	95.63
Fixed - 25Yr	5	432,476.02	0.04	615	85.00	7.169	100.00
Fixed - 30Yr	1,604	254,280,830.12	23.49	633	75.98	6.964	92.99
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

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CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
A	419	$77,936,085.43	7.20%	625	80.95%	6.781%	93.47%
AA	4,178	713,741,315.79	65.93	640	81.10	6.913	91.96
A-	559	81,580,204.26	7.54	577	77.49	7.527	95.88
A+	555	84,643,827.23	7.82	594	78.86	7.412	93.95
B	440	63,433,186.48	5.86	555	75.03	7.972	96.82
B+	141	24,054,883.00	2.22	570	80.09	7.310	96.19
C	248	34,659,606.22	3.20	555	68.81	8.339	95.78
C-	18	2,513,803.59	0.23	541	65.73	10.372	100.00
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%
Total:	6,558	$1,082,562,912.00	100.00%	621	79.83%	7.113%	93.04%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

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ABSC SERIES 2004-HE7
GROUP II COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	107	$2,233,828.00	0.38%	638	99.42%	11.112%	98.07%
25,001 - 50,000	402	15,068,743.00	2.59	656	99.19	10.580	97.82
50,001 - 75,000	322	20,019,091.00	3.45	657	98.51	10.408	97.74
75,001 - 100,000	180	15,619,282.00	2.69	651	96.27	10.083	98.85
100,001 - 125,000	88	9,855,342.00	1.70	646	93.45	9.588	97.83
125,001 - 150,000	67	9,421,257.00	1.62	645	93.46	9.779	93.74
150,001 - 175,000	33	5,306,971.00	0.91	639	89.36	8.661	91.18
175,001 - 200,000	28	5,319,405.00	0.92	618	83.52	8.765	92.87
200,001 - 250,000	23	5,236,250.00	0.90	604	77.08	7.404	95.44
250,001 - 300,000	20	5,474,212.00	0.94	612	84.60	7.730	84.49
300,001 - 400,000	458	167,340,418.00	28.82	632	81.74	6.750	96.92
400,001 - 500,000	336	151,390,489.00	26.07	638	82.55	6.724	94.25
500,001 - 600,000	185	102,772,651.00	17.70	645	79.14	6.473	97.32
600,001 - 700,000	68	43,845,192.00	7.55	655	79.48	6.455	95.45
700,001 or Greater	29	21,829,750.00	3.76	676	77.29	6.194	92.29
Total:	2,346	$580,732,881.00	100.00%	641	83.10%	7.131%	95.86%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

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REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	107	$2,232,379.69	0.38%	638	99.42%	11.112%	98.07%
25,001 - 50,000	402	15,063,442.25	2.59	656	99.19	10.580	97.82
50,001 - 75,000	322	20,014,960.99	3.45	657	98.51	10.408	97.74
75,001 - 100,000	180	15,617,560.54	2.69	651	96.27	10.083	98.85
100,001 - 125,000	88	9,854,580.15	1.70	646	93.45	9.588	97.83
125,001 - 150,000	67	9,420,199.38	1.62	645	93.46	9.779	93.74
150,001 - 175,000	33	5,306,645.23	0.91	639	89.36	8.661	91.18
175,001 - 200,000	28	5,319,146.78	0.92	618	83.52	8.765	92.87
200,001 - 250,000	23	5,235,787.93	0.90	604	77.08	7.404	95.44
250,001 - 300,000	20	5,473,707.94	0.94	612	84.60	7.730	84.49
300,001 - 400,000	458	167,310,797.20	28.82	632	81.74	6.750	96.92
400,001 - 500,000	336	151,374,225.95	26.07	638	82.55	6.724	94.25
500,001 - 600,000	185	102,751,156.73	17.70	645	79.14	6.473	97.32
600,001 - 700,000	68	43,834,953.56	7.55	655	79.48	6.455	95.45
700,001 or Greater	29	21,821,189.44	3.76	676	77.29	6.194	92.29
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

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FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	2	$694,261.16	0.12%	500	82.52%	8.327%	100.00%
501 - 525	47	11,721,591.78	2.02	514	74.72	8.124	95.57
526 - 550	64	22,835,470.82	3.93	538	77.24	7.882	95.73
551 - 575	108	37,028,620.85	6.38	562	78.15	7.261	99.49
576 - 600	219	50,258,602.96	8.66	590	83.46	7.225	98.09
601 - 625	366	92,441,670.31	15.92	614	84.59	7.143	96.73
626 - 650	491	127,041,596.85	21.88	638	84.68	7.060	97.42
651 - 675	428	94,431,423.91	16.26	663	84.54	7.186	96.00
676 - 700	293	63,100,640.03	10.87	686	82.66	6.985	97.32
701 - 725	161	38,130,386.21	6.57	713	82.02	6.893	91.08
726 - 750	91	21,825,515.82	3.76	738	83.60	6.710	80.70
751 - 775	56	16,006,468.83	2.76	763	83.55	6.522	90.42
776 - 800	19	5,083,984.23	0.88	784	78.20	7.278	91.38
801 - 825	1	30,500.00	0.01	802	100.00	8.250	0.00
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

Weighted Average: 641

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180	687	$47,455,817.82	8.17%	664	97.27%	10.279%	97.78%
181 - 240	241	9,847,537.59	1.70	657	98.56	10.483	100.00
301 - 360	1,418	523,327,378.35	90.13	639	81.53	6.783	95.61
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

Weighted Average: 343

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

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REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	687	$47,455,817.82	8.17%	664	97.27%	10.279%	97.78%
181 - 348	241	9,847,537.59	1.70	657	98.56	10.483	100.00
349 - 360	1,418	523,327,378.35	90.13	639	81.53	6.783	95.61
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

Weighted Average: 341

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	1,728	$433,415,567.32	74.65%	639	83.01%	7.104%	97.15%
PUD - Detached	288	78,672,306.81	13.55	645	82.60	7.140	95.60
Condo	180	33,272,098.57	5.73	655	85.01	7.284	95.49
2-4 Unit	105	25,861,746.70	4.45	656	83.83	7.412	76.18
PUD - Attached	42	8,638,360.32	1.49	633	84.10	7.015	93.63
Manufactured	2	712,654.04	0.12	656	64.99	6.492	100.00
Modular Home	1	58,000.00	0.01	669	100.00	10.850	100.00
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	2,268	$556,606,633.77	95.86%	640	83.15%	7.123%	100.00%
Investment	51	18,503,399.62	3.19	673	81.73	7.379	0.00
Second Home	27	5,520,700.37	0.95	677	82.66	7.166	0.00
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

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PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Cash Out	812	$269,887,338.90	46.48%	630	80.86%	6.866%	95.97%
Purchase	1,340	245,317,607.18	42.25	657	86.36	7.518	94.89
Refinance	194	65,425,787.68	11.27	628	80.15	6.778	99.08
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	18	$7,140,737.22	1.23%	656	41.20%	6.272%	99.30%
50.01 - 60.00	28	10,720,150.90	1.85	625	55.41	6.671	95.94
60.01 - 70.00	102	43,039,356.47	7.41	630	66.31	6.539	91.17
70.01 - 80.00	567	236,555,512.74	40.74	644	78.72	6.520	97.78
80.01 - 90.00	433	172,027,749.45	29.63	632	87.28	6.827	92.34
90.01 - 100.00	1,198	111,147,226.98	19.14	654	97.84	9.233	98.83
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

Weighted Average by Original Balance: 83.10%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

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GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	1,272	$378,451,948.39	65.18%	645	82.71%	6.880%	96.07%
New York	118	36,616,767.66	6.31	636	81.65	7.138	98.88
Florida	92	16,853,888.19	2.90	636	83.68	7.765	98.30
Virginia	70	16,111,151.93	2.77	636	84.29	7.432	97.99
New Jersey	52	15,939,970.16	2.75	640	83.54	7.328	95.37
Other	742	116,657,007.43	20.09	632	84.52	7.785	93.68
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

Number of States Represented: 45 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	1,089	$267,263,087.68	46.03%	634	83.28%	6.863%	97.18%
Limited	177	58,482,704.09	10.07	627	81.70	6.858	92.68
Lite	39	9,173,072.60	1.58	649	85.69	7.275	77.40
Stated	1,041	245,711,869.39	42.32	652	83.15	7.483	95.87
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

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CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	20	$10,395,131.41	1.79%	676	77.81%	4.792%	100.00%
5.001 - 5.500	69	32,448,701.46	5.59	673	77.71	5.384	98.55
5.501 - 6.000	216	94,569,096.63	16.29	661	78.21	5.863	96.32
6.001 - 6.500	258	116,163,394.23	20.01	648	79.80	6.344	96.57
6.501 - 7.000	280	120,336,229.23	20.73	634	82.44	6.812	96.25
7.001 - 7.500	139	53,526,131.37	9.22	625	83.49	7.291	96.30
7.501 - 8.000	130	48,503,249.45	8.35	613	85.28	7.785	91.77
8.001 - 8.500	91	18,419,430.74	3.17	618	86.37	8.325	92.82
8.501 - 9.000	98	16,381,513.16	2.82	601	86.34	8.847	88.33
9.001 - 9.500	101	10,932,447.90	1.88	609	87.52	9.334	87.46
9.501 - 10.000	225	15,446,162.62	2.66	651	95.25	9.844	95.65
10.001 - 10.500	140	9,758,600.66	1.68	656	97.39	10.373	99.56
10.501 - 11.000	284	18,067,567.51	3.11	656	99.36	10.854	99.66
11.001 - 11.500	104	4,850,432.54	0.84	648	99.90	11.296	100.00
11.501 - 12.000	98	5,922,412.30	1.02	635	98.93	11.868	100.00
12.001 - 12.500	32	1,493,600.41	0.26	638	99.77	12.389	97.96
12.501 - 13.000	59	3,345,802.14	0.58	638	97.32	12.852	95.52
13.001 - 13.500	1	29,580.00	0.01	729	100.00	13.500	100.00
13.501 - 14.000	1	41,250.00	0.01	686	100.00	13.625	0.00
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

Weighted Average: 7.131%

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE7

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MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,316	$171,970,339.65	29.62%	663	85.06%	8.040%	97.06%
6.501 - 7.000	1	370,400.00	0.06	728	80.00	6.050	100.00
10.501 - 11.000	1	495,000.00	0.09	761	90.00	4.375	100.00
11.001 - 11.500	15	8,295,268.41	1.43	677	76.87	4.792	100.00
11.501 - 12.000	48	22,878,359.45	3.94	671	79.73	5.370	100.00
12.001 - 12.500	102	46,549,130.20	8.02	660	80.22	5.774	93.55
12.501 - 13.000	174	76,545,794.53	13.18	641	81.14	6.171	97.07
13.001 - 13.500	187	81,581,982.21	14.05	634	82.73	6.651	97.61
13.501 - 14.000	162	63,128,071.53	10.87	628	83.67	6.931	95.72
14.001 - 14.500	122	44,832,610.11	7.72	617	84.30	7.506	96.45
14.501 - 15.000	104	34,060,934.61	5.87	606	84.89	7.861	89.79
15.001 - 15.500	47	13,425,445.17	2.31	587	84.89	8.506	89.35
15.501 - 16.000	34	9,072,366.23	1.56	584	82.44	8.908	80.82
16.001 - 16.500	23	5,080,631.66	0.88	555	75.37	9.353	83.68
16.501 - 17.000	7	1,692,600.00	0.29	552	74.14	9.621	100.00
17.001 - 17.500	3	651,800.00	0.11	523	69.28	10.171	100.00
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

Weighted Average: 13.476%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,316	$171,970,339.65	29.62%	663	85.06%	8.040%	97.06%
4.001 - 4.500	10	5,133,084.00	0.88	668	75.89	5.639	91.77
4.501 - 5.000	60	28,394,100.82	4.89	659	78.79	6.014	96.67
5.001 - 5.500	312	119,974,387.21	20.66	621	82.25	6.412	98.19
5.501 - 6.000	371	146,045,747.04	25.15	636	82.93	6.884	94.02
6.001 - 6.500	122	56,016,654.12	9.65	639	80.61	6.797	95.36
6.501 - 7.000	64	26,508,344.84	4.57	634	83.27	7.204	95.40
7.001 - 7.500	23	10,482,672.94	1.81	616	85.43	7.489	100.00
7.501 - 8.000	57	13,417,832.79	2.31	614	87.76	8.267	80.74
8.001 - 8.500	4	957,802.66	0.16	532	71.78	8.810	100.00
8.501 - 9.000	5	1,561,266.36	0.27	579	89.32	8.036	81.22
9.001 - 9.500	2	168,501.33	0.03	533	75.12	9.448	100.00
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

Weighted Average: 5.778%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YY/MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,316	$171,970,339.65	29.62%	663	85.06%	8.040%	97.06%
2005-01	1	435,000.00	0.07	554	58.00	5.500	100.00
2006-04	5	2,031,121.58	0.35	644	85.52	7.051	100.00
2006-05	4	1,650,494.70	0.28	583	82.22	7.130	100.00
2006-06	77	34,906,944.16	6.01	635	81.56	6.481	96.94
2006-07	265	111,152,744.23	19.14	634	82.75	6.757	92.52
2006-08	589	220,213,156.00	37.93	630	82.17	6.854	95.90
2006-09	9	2,309,700.00	0.40	607	82.23	7.718	100.00
2007-06	6	3,156,672.32	0.54	639	74.64	5.749	100.00
2007-07	19	8,795,703.79	1.51	624	83.56	6.602	95.67
2007-08	22	8,433,650.00	1.45	625	83.91	6.514	98.08
2009-06	7	3,445,951.77	0.59	678	85.15	5.410	100.00
2009-07	6	3,394,529.56	0.58	632	79.78	6.126	100.00
2009-08	20	8,734,726.00	1.50	656	82.22	6.237	100.00
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	651	$124,383,756.20	21.42%	645	85.44%	7.901%	93.60%
7 - 12	100	33,500,362.18	5.77	655	78.82	6.812	94.69
13 - 24	1,093	305,514,490.78	52.62	633	83.65	6.934	96.44
25 - 36	502	117,232,124.60	20.19	656	80.41	6.919	97.10
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 6 ML	683	$254,747,652.29	43.87%	627	81.68%	6.990%	93.43%
2/28 6 ML - 2Yr IO	152	62,833,478.38	10.82	622	84.94	6.672	99.25
2/28 6 ML - 5Yr IO	114	54,683,030.00	9.42	666	82.15	6.045	97.76
30Yr 6\ML	1	435,000.00	0.07	554	58.00	5.500	100.00
3/27 6 ML	36	15,403,467.80	2.65	626	81.31	6.473	96.48
3/27 6 ML - 3Yr IO	11	4,982,558.31	0.86	630	85.45	6.312	100.00
5/25 6 ML	14	6,633,365.46	1.14	638	84.82	6.551	100.00
5/25 6 ML - 5Yr IO	19	8,941,841.87	1.54	669	80.49	5.643	100.00
Balloon - 30/15	660	44,322,043.67	7.63	664	98.54	10.424	97.96
Fixed - 15Yr	27	3,133,774.15	0.54	656	79.39	8.224	95.21
Fixed - 20Yr	241	9,847,537.59	1.70	657	98.56	10.483	100.00
Fixed - 30Yr	388	114,666,984.24	19.75	663	78.85	6.903	96.51
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
A	347	$84,920,044.70	14.63%	626	84.79%	7.261%	95.88%
AA	1,641	390,193,754.77	67.20	660	83.49	7.048	96.02
A-	142	35,596,048.60	6.13	596	80.82	7.271	94.82
A+	81	25,664,288.36	4.42	613	82.35	7.003	93.28
B	68	21,689,136.47	3.74	550	77.16	7.787	95.95
B+	43	16,573,983.80	2.85	568	82.77	7.105	97.10
C	23	5,918,727.06	1.02	545	73.09	8.116	98.58
C-	1	74,750.00	0.01	580	65.00	7.450	100.00
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average Original LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	1,253	$513,941,860.74	88.51%	639	81.01%	6.687%	95.53%
Second Lien	1,093	66,688,873.02	11.49	662	99.23	10.555	98.42
Total:	2,346	$580,630,733.76	100.00%	641	83.10%	7.131%	95.86%